
                          AMERICAN BALANCED FUND, INC.

                                     Part B
                      Statement of Additional Information

                               March 1, 2007

                        (as supplemented August 30, 2007)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of American Balanced Fund, Inc.
(the "fund" or "AMBAL") dated March 1, 2007. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                          American Balanced Fund, Inc.
                              Attention: Secretary
                                   One Market
                           Steuart Tower, Suite 1800
                        San Francisco, California 94105
                                  415/421-9360

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                        American Balanced Fund -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

EQUITY SECURITIES

..    The fund will invest at least 50% of the value of its assets in common stocks.

DEBT SECURITIES

..    The fund will invest at least 25% of the value of its assets in debt securities (including money market instruments) generally rated Baa or better by Moody's Investors Service or BBB or better by Standard & Poor's
     Corporation, or in unrated securities determined to be of equivalent quality.

..    Although the fund is not normally required to dispose of a security in the event its rating is reduced below the current minimum rating for its purchase (or if unrated, its quality becomes equivalent to such a rating), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities, the fund will dispose of the excess as deemed prudent by Capital Research and Management Company, the fund's investment adviser.

NON-U.S. SECURITIES

..    The fund may invest up to 12% of its assets in securities of issuers domiciled outside the United States. In determining the domicile of an issuer, the fund's investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan
     Stanley Capital International, and may also take into account such factors as where the company is legally organized and/or maintains principal corporate offices and/ or conducts its principal operations.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objectives, strategies and risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks.
The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. The prices of these securities can also be adversely affected depending on the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices.

                        American Balanced Fund -- Page 2
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There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund's ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. The prices of these securities also can be adversely affected depending on the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. See the Appendix for more information about credit ratings.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks

                        American Balanced Fund -- Page 3
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automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. These securities may be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

                        American Balanced Fund -- Page 4
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     MORTGAGE-BACKED SECURITIES -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.
     CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

                        American Balanced Fund -- Page 5
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WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall.
While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. If interest rates rise for reasons other than inflation, investors in these securities may not be protected to the extent the increase is not reflected in the bond's inflation measure.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and the European Union. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

                        American Balanced Fund -- Page 6
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Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

The fund may purchase and sell currencies to facilitate securities transactions.

CASH AND CASH EQUIVALENTS -- The fund may invest in cash and cash equivalents.
These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c)
savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d)
securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

                        American Balanced Fund -- Page 7
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The fund may also enter into "roll" transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended December 31, 2006 and 2005 were 34% and 35%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

Under normal circumstances, the investment adviser anticipates that portfolio turnover for common stocks in the fund's portfolio will not exceed 100% on an annual basis, and that portfolio turnover for other securities will not exceed
100% on an annual basis.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting

                        American Balanced Fund -- Page 8

securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

1.   To invest in a diversified list of securities, including common stocks, preferred stocks, and bonds, to the extent considered advisable by management.

2.   To allocate its investments among different industries as well as among individual companies. The amount invested in an industry will vary from time to time in accordance with the judgment of management, but 25% or more of the value of the fund's total assets shall not be invested in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

3.   Not to invest in companies for the purpose of exercising control or management.

4.   Not to invest more than 5% of the value of its total assets in the securities of any one issuer (except the U.S. government).

5.   Not to acquire more than 10% of the outstanding voting securities, or 10%
of all of the securities, of any one issuer.

6.   Not to borrow money except temporarily extraordinary or emergency purposes, in an amount not exceeding 5% of the fund's total assets at the time of borrowing.

7.   Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security. The fund may invest not more than 10% of its net assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

8.   Not to purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

9.   Not to engage in the purchase or sale of real estate. Investments in real estate investment trusts which may invest only in mortgages or other security interests are not deemed purchases of real estate.

10.  Not to purchase or sell commodities or commodity contracts.

11.  Not to make loans of money or securities to any person or firm; provided, however, that the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

12.  Not to effect short sales of securities.

13.  Not to invest more than 75% of the value of the fund's net assets in common stocks, such percentage including the value of that portion of convertible securities attributable to the conversion feature.

                        American Balanced Fund -- Page 9

14.  Not to write, purchase or sell options.

For purposes of Investment Restriction #7, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's board of directors.

For purposes of Investment Restriction #9, investments in real estate investment trusts that own real estate properties are not deemed to be purchases of real estate by the fund.

Notwithstanding Investment Restriction #14, the fund may purchase warrants issued together with bonds or preferred stock as well as rights.

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   Not to invest in securities of other investment companies, except as permitted by the 1940 Act.

2.   Not to invest in senior securities, except as permitted by the 1940 Act.

3.   The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the Investment Company Act of 1940 in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of
1940.

Notwithstanding non-fundamental Investment Restriction #1, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by directors pursuant to an exemptive order granted by the Securities and Exchange
Commission.

                       American Balanced Fund -- Page 10

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                                  NUMBER OF
 POSITION WITH FUND                                           PORTFOLIOS/3/
 (YEAR FIRST ELECTED  AS A       PRINCIPAL OCCUPATION(S)        OVERSEEN        OTHER DIRECTORSHIPS/4/ HELD
 DIRECTOR/2/)                     DURING PAST FIVE YEARS       BY DIRECTOR              BY DIRECTOR
--------------------------------------------------------------------------------------------------------------

 Robert A. Fox, 69             Managing General Partner,            7         Chemtura Corporation
 Director (1976-1978; 1982)    Fox Investments LP;
                               corporate director; retired
                               President and CEO, Foster
                               Farms (poultry producer)
--------------------------------------------------------------------------------------------------------------
 Leonade D. Jones, 59          Co-founder, VentureThink LLC         6         None
 Chairman of the Board         (developed and managed
 (Independent and              e-commerce businesses) and
 Non-Executive) (1993)         Versura Inc. (education loan
                               exchange); former Treasurer,
                               The Washington Post Company

--------------------------------------------------------------------------------------------------------------
 John M. Lillie, 70            Business consultant; former          2         None
 Director (2003)               President, Sequoia
                               Associates LLC (investment
                               firm specializing in
                               medium-size buyouts); former
                               Vice Chairman of the Board,
                               Gap, Inc. (specialty apparel
                               retailing)

--------------------------------------------------------------------------------------------------------------
 John G. McDonald, 69          Stanford Investors                   8         iStar Financial, Inc.;
 Director (1975-1978; 1988)    Professor, Graduate School                     Plum Creek Timber Co.;
                               of Business, Stanford                          Scholastic Corporation;
                               University                                     Varian, Inc.
--------------------------------------------------------------------------------------------------------------
 James J. Postl, 61/7/         Former President and CEO,            1         Centex Corporation;
 Director (2007)               Pennzoil-Quaker State Company                  Cooper Industries
                               (automotive products and
                               services)
--------------------------------------------------------------------------------------------------------------
 Henry E. Riggs, 72            President Emeritus, Keck             4         None
 Director (1989)               Graduate Institute of
                               Applied Life Sciences
--------------------------------------------------------------------------------------------------------------
 Isaac Stein, 60               President, Waverley                  2         Alexza Pharmaceuticals, Inc.;
 Director (2004)               Associates (private                            Maxygen, Inc.
                               investment fund); Chairman
                               Emeritus, Stanford
                               University Board of Trustees

--------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf, 72         Private investor; corporate          6         None
 Director (1988)               director; former Lecturer,
                               Department of Molecular
                               Biology, Princeton
                               University
--------------------------------------------------------------------------------------------------------------

                       American Balanced Fund -- Page 11

"INTERESTED" DIRECTORS/5,6/

                                 PRINCIPAL OCCUPATION(S)
                                 DURING PAST FIVE YEARS
 NAME, AGE AND                        AND POSITIONS            NUMBER OF
 POSITION WITH FUND           HELD WITH AFFILIATED ENTITIES  PORTFOLIOS/3/
 (YEAR FIRST ELECTED AS A     OR THE PRINCIPAL UNDERWRITER     OVERSEEN       OTHER DIRECTORSHIPS/4/ HELD
 DIRECTOR/OFFICER/2/)                  OF THE FUND            BY DIRECTOR             BY DIRECTOR
----------------------------------------------------------------------------------------------------------

 Robert G. O'Donnell, 62       Senior Vice President and           2         None
 Vice Chairman of the Board    Director, Capital Research
 (1990)                        and Management Company
----------------------------------------------------------------------------------------------------------

OTHER OFFICERS/6/

 NAME, AGE AND
 POSITION WITH FUND          PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED AS       AND POSITIONS HELD WITH AFFILIATED ENTITIES
 AN OFFICER/2/)                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 Gregory D. Johnson,      Senior Vice President, Capital Research Company*
 43
 President (2003)
-------------------------------------------------------------------------------
 Hilda L. Applbaum, 46    Senior Vice President, Capital Research Company*
 Senior Vice President
 (1999)
-------------------------------------------------------------------------------
 Abner D. Goldstine,      Senior Vice President and Director, Capital Research
 77                       and Management Company
 Senior Vice President
 (1990)
-------------------------------------------------------------------------------
 John H. Smet, 50         Senior Vice President, Capital Research and
 Senior Vice President    Management Company; Director, American Funds
 (2000)                   Distributors, Inc.*
-------------------------------------------------------------------------------
 Jeffrey T. Lager, 38     Vice President, Capital Research Company*
 Vice President (2002)
-------------------------------------------------------------------------------
 Patrick F. Quan, 48      Vice President - Fund Business Management Group,
 Secretary (1986)         Capital Research and Management Company
-------------------------------------------------------------------------------
 Jennifer M. Buchheim,    Vice President - Fund Business Management Group,
 33                       Capital Research and Management Company
 Treasurer (2005)
-------------------------------------------------------------------------------
 R. Marcia Gould, 52      Vice President - Fund Business Management Group,
 Assistant Treasurer      Capital Research and Management Company
 (1994)
-------------------------------------------------------------------------------

* Company affiliated with Capital Research and Management Company.

1 The term "independent" director refers to a director who is not an "interested person" within the meaning of the 1940 Act.
2 Directors and officers of the fund serve until their resignation, removal or retirement.
3 Funds managed by Capital Research and Management Company, including the
 American Funds, American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series,/SM/ Inc.,
 which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.

                       American Balanced Fund -- Page 12

4 This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.
5 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
 Management Company, or affiliated entities (including the fund's principal underwriter).

6 All of the officers listed, except Jeffrey T. Lager, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

7 Elected effective May 15, 2007.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                       American Balanced Fund -- Page 13

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2006

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Robert A. Fox                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Leonade D. Jones              Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 John M. Lillie                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 John G. McDonald            $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 James J. Postl/2/             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Henry E. Riggs                Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Isaac Stein                   Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Patricia K. Woolf           $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Robert G. O'Donnell           Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
 Companies, Inc. retirement plan and 401(k) plan.

2 Shares owned as of May 15, 2007.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent director an annual fee, which ranges from $15,000 to $34,000, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred

                       American Balanced Fund -- Page 14

compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2006

                                                     TOTAL COMPENSATION (INCLUDING
                                                         VOLUNTARILY DEFERRED
                                                            COMPENSATION/1/)
                         AGGREGATE COMPENSATION        FROM ALL FUNDS MANAGED BY
                         (INCLUDING VOLUNTARILY     CAPITAL RESEARCH AND MANAGEMENT
                        DEFERRED COMPENSATION/1/)    COMPANY OR ITS AFFILIATES/2/
         NAME                 FROM THE FUND
-----------------------------------------------------------------------------------

 Robert A. Fox/3/                $34,142                       $257,500
-----------------------------------------------------------------------------------
 Leonade D. Jones/3/              48,667                        263,500
-----------------------------------------------------------------------------------
 John M. Lillie                   44,400                         96,000
-----------------------------------------------------------------------------------
 John G. McDonald/3/              36,187                        340,000
-----------------------------------------------------------------------------------
 James J. Postl/4/                 None                           None
-----------------------------------------------------------------------------------
 Henry E. Riggs/3/                32,750                        181,500
-----------------------------------------------------------------------------------
 Isaac Stein                      45,400                         98,000
-----------------------------------------------------------------------------------
 Patricia K. Woolf/3/             36,459                        224,500
-----------------------------------------------------------------------------------

1 Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended December 31, 2006 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
2 Funds managed by Capital Research and Management Company, including the
 American Funds, American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series,/SM/ Inc.,
 which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2006 fiscal year for participating directors is as follows: Robert A. Fox
 ($532,661), Leonade D. Jones ($105,274), John G. McDonald ($418,588), Henry E.
 Riggs ($366,444) and Patricia K. Woolf ($196,863). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.

4 James J. Postl was elected a director effective May 15, 2007 and, therefore, received no compensation from the fund during the fiscal year ended
 December 31, 2006.

As of February 1, 2007, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on September 6, 1932, and reorganized in Maryland on February 2,
1990. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she

                       American Balanced Fund -- Page 15

reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Members of the board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica/(R)/
account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of Robert A. Fox, Leonade D. Jones, John M. Lillie, James J. Postl
and Isaac Stein, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers.
The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Four audit committee meetings were held during the 2006 fiscal year.

The fund has a contracts committee comprised of Robert A. Fox, Leonade D. Jones,
John M. Lillie, John G. McDonald, James J. Postl, Henry E. Riggs, Isaac Stein
and Patricia K. Woolf, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and
Service Agreement, Principal

                       American Balanced Fund -- Page 16

Underwriting Agreement, Administrative Services Agreement and Plans of
Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. One contracts committee meeting was held during the 2006 fiscal year.

The fund has a nominating committee comprised of John M. Lillie, John G.
McDonald, Henry E. Riggs and Patricia K. Woolf, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Three nominating committee meetings were held during the 2006 fiscal year.

The fund has a proxy committee comprised of Robert A. Fox, Leonade D. Jones,
John G. McDonald, Isaac Stein and Patricia K. Woolf, none of whom is an
"interested person" of the fund within the meaning of the 1940 Act. The committee's functions include establishing and reviewing procedures and policies for voting proxies of companies held in the fund's portfolio, making determinations with regard to certain contested proxy voting issues, and discussing related current issues. Four proxy committee meetings were held during the 2006 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds, including the fund, have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee

                       American Balanced Fund -- Page 17

may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS - The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the

                       American Balanced Fund -- Page 18

opening of business on February 1, 2007. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        17.39%
 201 Progress Parkway                                Class B         7.25
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class B         5.35
 333 W. 34th Street                                  Class C        12.32
 New York, NY 10001-2402
----------------------------------------------------------------------------
 MLPF&S                                              Class B         5.12
 4800 Deer Lake Drive, East, Floor 2                 Class C        15.41
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F        10.89
 101 Montgomery Street                               Class R-4       7.39
 San Francisco, CA 94104-4151
----------------------------------------------------------------------------
 Prudential Investment Management Services           Class F         5.20
 100 Mulberry Street
 3 Gateway Center, Floor 11
 Newark, NJ 07102-4000
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-1      19.40
 P.O. Box 2999                                       Class R-3       8.45
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 AST Trust Co.                                       Class R-1       5.07
 P.O. Box 52129
 Phoenix, AZ 85072-2129
----------------------------------------------------------------------------
 John Hancock Life Ins. Co. USA                      Class R-3      15.08
 601 Congress Street
 Boston, MA 02210-2804
----------------------------------------------------------------------------
 ING Life Insurance & Annuity                        Class R-3      11.66
 151 Farmington Avenue, #TN41                        Class R-4       5.87
 Hartford, CT 06156-0001
----------------------------------------------------------------------------
 Fidelity Investments Institutional                  Class R-5      29.67
 100 Magellan Way
 Covington, KY 41015-1999
----------------------------------------------------------------------------
 UBS Financial Services                              Class R-5      11.63
 P. O. Box 92994
 Chicago, IL 60675-2994
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-5       7.55
 P.O. Box 182029
 Columbus, OH 43218-2029
----------------------------------------------------------------------------

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore

                       American Balanced Fund -- Page 19

and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los
Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA 92821. It is a
wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by
Capital Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which American Balanced Fund portfolio counselors are measured include: S&P 500; Lipper Growth and Income
Funds Index and Lehman Brothers Aggregate Bond Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                       American Balanced Fund -- Page 20

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF DECEMBER 31, 2006:

                                           NUMBER             NUMBER
                                          OF OTHER           OF OTHER            NUMBER
                                         REGISTERED           POOLED            OF OTHER
                                         INVESTMENT         INVESTMENT          ACCOUNTS
                                      COMPANIES (RICS)    VEHICLES (PIVS)         THAT
                                            THAT               THAT            PORTFOLIO
                                         PORTFOLIO           PORTFOLIO         COUNSELOR
                      DOLLAR RANGE       COUNSELOR           COUNSELOR          MANAGES
                         OF FUND          MANAGES             MANAGES          (ASSETS OF
     PORTFOLIO           SHARES       (ASSETS OF RICS     (ASSETS OF PIVS    OTHER ACCOUNTS
     COUNSELOR           OWNED/1/     IN BILLIONS)/2/     IN BILLIONS)/3/   IN BILLIONS)/4/
----------------------------------------------------------------------------------------------

 Robert G.                Over          2       $ 85.1         None               None
 O'Donnell             $1,000,000
----------------------------------------------------------------------------------------------
 Gregory D. Johnson    $100,001 --      2       $ 85.1         None               None
                        $500,000
----------------------------------------------------------------------------------------------
 Hilda L. Applbaum     $100,001 --      2       $ 78.8         None               None
                        $500,000
----------------------------------------------------------------------------------------------
 John H. Smet          $100,001 --      6       $204.3         None            3       $2.44
                        $500,000
----------------------------------------------------------------------------------------------
 Alan N. Berro         $100,001 --      2       $175.0         None               None
                        $500,000
----------------------------------------------------------------------------------------------
 James R. Mulally      $500,001 --      2       $ 93.9      7       $1.23    20/5/     $7.58
                        1,000,000
----------------------------------------------------------------------------------------------
 Dina N. Perry         $100,001 --      3       $171.3      1       $0.67         None
                        $500,000
----------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
3 Represents funds advised or sub-advised by Capital Research and Management
 Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
 Group International, Inc., an affiliate of Capital Research and Management
 Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount. No fund or account has an advisory fee that is based on the performance of the fund or account.
4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

5 The advisory fee of one of these accounts (representing $0.05 billion in total assets) is based partially on its investment results.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until December 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party,

                       American Balanced Fund -- Page 21

cast in person at a meeting called for the purpose of voting on such approval.
The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent directors; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The investment adviser receives a management fee at the annual rate of 0.42% on the first $500 million of the fund's daily net assets, 0.324% of such assets over $500 million to $1 billion, 0.30% of such assets over $1 billion to $1.5 billion, 0.282% of such assets over $1.5 billion to $2.5 billion, 0.27% of such assets over $2.5 billion to $4 billion, 0.262% of such assets over $4 billion to
$6.5 billion, 0.255% of such assets over $6.5 billion to $10.5 billion, 0.25% of such assets over $10.5 billion to $13 billion, 0.245% of such assets over $13 billion to $17 billion, 0.24% of such assets over $17 billion to $21 billion,
0.235% of such assets over $21 billion to $27 billion, 0.230% of such assets over $27 billion to $34 billion, 0.225% of such assets over $34 billion to $44 billion, 0.220% of such assets over $44 billion to $55 billion, 0.215% of such assets over $55 billion to $71 billion, and 0.210% of such assets over $71 billion.

The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. To the extent the fund's management fee must be waived due to Class
A share expense ratios exceeding the expense limitations described above, management fees will be reduced similarly for all classes of shares of the fund, or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended December 31, 2006, 2005 and 2004, the investment adviser was entitled to receive from the fund management fees of $127,668,000,
$118,294,000 and $90,936,000, respectively. After giving effect to the management fee waiver described below, the fund paid the investment adviser management fees of $114,901,000 (a reduction of $12,767,000), $107,841,000 (a reduction of $10,453,000) and $89,237,000 (a reduction of $1,699,000) for the fiscal years ended December 31, 2006, 2005 and 2004, respectively.

                       American Balanced Fund -- Page 22

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive. As a result of this waiver, management fees are reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until
December 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act)
of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative
Agreement that would otherwise have been paid by the fund. For the year ended
December 31, 2006, the total fees paid by the investment adviser were $330,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and
529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

                       American Balanced Fund -- Page 23

During the 2006 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                $8,269,000
--------------------------------------------------------------------------------
                CLASS F                                 1,105,000
--------------------------------------------------------------------------------
              CLASS 529-A                               1,012,000
--------------------------------------------------------------------------------
              CLASS 529-B                                 341,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 515,000
--------------------------------------------------------------------------------
              CLASS 529-E                                  66,000
--------------------------------------------------------------------------------
              CLASS 529-F                                  24,000
--------------------------------------------------------------------------------
               CLASS R-1                                  117,000
--------------------------------------------------------------------------------
               CLASS R-2                                4,400,000
--------------------------------------------------------------------------------
               CLASS R-3                                4,896,000
--------------------------------------------------------------------------------
               CLASS R-4                                2,311,000
--------------------------------------------------------------------------------
               CLASS R-5                                  351,000
--------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 15370
Barranca Parkway, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX
78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin
Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

                       American Balanced Fund -- Page 24

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2006            $19,623,000        $ 88,391,000
                                                  2005             32,034,000         145,394,000
                                                  2004             42,738,000         195,563,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2006              2,418,000          14,487,000
                                                  2005              4,421,000          27,592,000
                                                  2004              7,325,000          55,703,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2006              2,773,000           7,595,000
                                                  2005              4,427,000          13,217,000
                                                  2004                     --          20,544,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2006              1,205,000           5,778,000
                                                  2005              1,562,000           7,530,000
                                                  2004              1,646,000           7,995,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2006                196,000           1,220,000
                                                  2005                293,000           1,730,000
                                                  2004                492,000           2,610,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2006                 97,000             897,000
                                                  2005                 89,000           1,099,000
                                                  2004                     --           1,231,000
-----------------------------------------------------------------------------------------------------

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential
benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to

                       American Balanced Fund -- Page 25

the investment process from growth or stability of assets. The selection and nomination of independent directors are committed to the discretion of the independent directors during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares, respectively; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from
Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit, after reimbursement for paying service-related expenses, is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with
$50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided the amount recovered does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable. As of December 31, 2006, there were no unreimbursed expenses subject to reimbursement under the Plans for Class A or
529-A shares.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

                       American Balanced Fund -- Page 26

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

As of the end of the 2006 fiscal year, total 12b-1 expenses, and the portion of the expenses that remained unpaid, were:

                                                                        12B-1 UNPAID LIABILITY
                                                 12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------------------------

                 CLASS A                          $84,333,000                 $7,359,000
------------------------------------------------------------------------------------------------
                 CLASS B                           52,195,000                  4,598,000
------------------------------------------------------------------------------------------------
                 CLASS C                           55,602,000                  4,923,000
------------------------------------------------------------------------------------------------
                 CLASS F                            3,000,000                    271,000
------------------------------------------------------------------------------------------------
               CLASS 529-A                          1,992,000                    181,000
------------------------------------------------------------------------------------------------
               CLASS 529-B                          2,842,000                    267,000
------------------------------------------------------------------------------------------------
               CLASS 529-C                          4,544,000                    438,000
------------------------------------------------------------------------------------------------
               CLASS 529-E                            327,000                     31,000
------------------------------------------------------------------------------------------------
               CLASS 529-F                                 --                         --
------------------------------------------------------------------------------------------------
                CLASS R-1                             703,000                     72,000
------------------------------------------------------------------------------------------------
                CLASS R-2                           7,376,000                    695,000
------------------------------------------------------------------------------------------------
                CLASS R-3                          13,914,000                  1,307,000
------------------------------------------------------------------------------------------------
                CLASS R-4                           3,912,000                    400,000
------------------------------------------------------------------------------------------------

                       American Balanced Fund -- Page 27

OTHER COMPENSATION TO DEALERS -- As of January 2007, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK/Janney Montgomery Group:
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.:
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     InterSecurities/Transamerica:
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     J.J.B. Hilliard/PNC Bank:
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Brokerage Corp.
          PNC Investments LLC
     Lincoln Financial Advisors Corporation:
          Lincoln Financial Advisors Corporation
          Jefferson Pilot Securities Corporation
     LPL Financial Services:
          Linsco/Private Ledger Corp.
          Uvest Investment Services

                       American Balanced Fund -- Page 28

     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises:
          Metlife Securities Inc.
          Tower Square Securities
          New England Securities
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW Inc.
     National Planning Holdings Inc.:
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Pacific Select Distributors Inc.:
          Associated Securities Corp.
          Contemporary Financial Solutions, Inc.
          M.L. Stern & Co., LLC
          Mutual Service Corporation
          Sorrento Pacific Financial, LLC
          United Planners' Financial Services of America
          Waterstone Financial Group, Inc.
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group:
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian/C.R.I.:
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     First Clearing LLC
     Wells Fargo Investments, L.L.C.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

                       American Balanced Fund -- Page 29

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
December 31, 2006, 2005 and 2004 amounted to $25,798,000, $30,955,000 and
$26,904,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Citigroup Global Markets Inc., J.P. Morgan Securities
Inc. and Wachovia Corporation. As of the fund's most recent fiscal year-end, the fund held equity securities of Citigroup Inc. in the amount of $919,050,000 and
Wachovia Corporation in the amount of $165,155,000. The fund held debt securities of J.P. Morgan Chase & Co. in the amount of $22,407,000 and Citigroup
Inc. in the amount of $41,240,000.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. In addition, the fund's list of top 10 equity portfolio holdings measured by percentage of net assets invested, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the tenth day after such month. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality

                       American Balanced Fund -- Page 30

obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements) that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday;

                       American Balanced Fund -- Page 31

Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each
share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of

                       American Balanced Fund -- Page 32

value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to investing substantial portions of applicable fund portfolios outside the United States.
Securities owned by these funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these fund's net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events.
Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to

                       American Balanced Fund -- Page 33

an amount not greater than 5% of the market value of the fund's assets and 10%
of the outstanding voting securities of such issuer) and (ii) not more than 25%
of the value of its assets is invested in the securities of (other than U.S.
government securities or the securities of other regulated investment companies)
any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses. To the extent the fund invests in stock of domestic and certain foreign corporations and meets the applicable holding period requirement, it may receive "qualified dividends". The fund will designate the amount of "qualified dividends" to its shareholders in a notice sent within 60 days of the close of its fiscal year and will report "qualified dividends" to shareholders on Form 1099-DIV.

                       American Balanced Fund -- Page 34

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This

                       American Balanced Fund -- Page 35

     original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of
     15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject

                       American Balanced Fund -- Page 36

     to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt
U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                       American Balanced Fund -- Page 37

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

                       American Balanced Fund -- Page 38

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

OTHER PURCHASE INFORMATION -- Class 529 shares may be purchased only through
CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in
CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital
Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the
American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

                       American Balanced Fund -- Page 39

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of The Cash Management Trust of America to Class B or C shares of Intermediate
Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America and
Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the fund's broad ability to restrict potentially harmful trading, the fund's board of directors has adopted a "purchase blocking policy," under which any shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of
$5,000 or more from the fund will be precluded from investing in the fund (including investments that are part of an exchange transaction)
for 30 calendar days after the redemption transaction. Under the fund's purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than
$5,000; transactions in Class 529 shares; purchases and redemptions resulting from reallocations by American Funds Target Date Retirement
Series; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

The fund reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their procedures which American Funds Service
Company believes are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary's ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund's surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the fund's and
American Funds Distributors' right to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy).

                       American Balanced Fund -- Page 40

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption and is made into the same account from which you redeemed the shares. If you redeem your Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase Class A shares. If you purchase
     Class A shares, you are responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class C shares and with the redemption proceeds purchase Class F shares for the program, you are still responsible for paying any applicable Class C contingent deferred sales charge.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     In addition, you may redeem Class F shares held in a fee-based brokerage account/program for less than one year and with the redemption proceeds purchase Class A shares without a sales charge if the redemption is necessary to comply with the repeal of SEC Rule 202 under the Investment
     Advisers Act of 1940 and the transaction occurs prior to October 1, 2007, or such other date as determined by rule, regulation or court order.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     MOVING FROM CLASS A TO CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may redeem its shares and purchase Class R shares with the redemption proceeds. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the transaction is not described in this statement of additional information, please contact American Funds
     Service Company at 800/421-0180 for information on the transaction.

     NON-REPORTABLE TRANSACTIONS -- As described above, automatic conversions will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class or vice versa, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

                       American Balanced Fund -- Page 41

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

                       American Balanced Fund -- Page 42

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or

                       American Balanced Fund -- Page 43

more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to

                       American Balanced Fund -- Page 44

     pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate at that time. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer--

                       American Balanced Fund -- Page 45

          sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of
     (a) the current value of your existing holdings (the "market value") or (b)
     the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B or 529-B shares if your combined American
     Funds and applicable American Legacy holdings cause you to be eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

                       American Balanced Fund -- Page 46

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a
          SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica

                       American Balanced Fund -- Page 47

does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of
CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date

                       American Balanced Fund -- Page 48

you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The
Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

                       American Balanced Fund -- Page 49

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

                       American Balanced Fund -- Page 50

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's Articles of
Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's board of directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American
Funds Service Company was paid a fee of $34,148,000 for Class A shares and
$5,219,000 for Class B shares for the 2006 fiscal year. American Funds Service
Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital
Research and Management Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Suite 1200, Costa Mesa, CA 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the

                       American Balanced Fund -- Page 51

fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for independent directors in their capacities as such. Certain legal matters in connection with certain capital shares offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On
August 30, 2006, the NASD Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter has appealed this decision to the NASD's National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and

                       American Balanced Fund -- Page 52

statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General subsequently appealed the Superior Court's decision to California's Court of
Appeal for the Second Appellate District. On January 26, 2007, the Court of
Appeal issued a ruling allowing the California Attorney General to proceed with his civil action.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of
California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website
(americanfunds.com) under "American Funds regulatory matters."

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information on fund numbers is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2006

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $19.02
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $20.18

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                       American Balanced Fund -- Page 53

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                       American Balanced Fund -- Page 54

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                       American Balanced Fund -- Page 55

                                               FUND NUMBERS
                              -------------------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                          CLASS A   R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES
American Funds 2050 Target
Date Retirement Fund  . . .     069     2169    2269    2369    2469     2569
American Funds 2045 Target
Date Retirement Fund  . . .     068     2168    2268    2368    2468     2568
American Funds 2040 Target
Date Retirement Fund  . . .     067     2167    2267    2367    2467     2567
American Funds 2035 Target
Date Retirement Fund  . . .     066     2166    2266    2366    2466     2566
American Funds 2030 Target
Date Retirement Fund  . . .     065     2165    2265    2365    2465     2565
American Funds 2025 Target
Date Retirement Fund  . . .     064     2164    2264    2364    2464     2564
American Funds 2020 Target
Date Retirement Fund  . . .     063     2163    2263    2363    2463     2563
American Funds 2015 Target
Date Retirement Fund  . . .     062     2162    2262    2362    2462     2562
American Funds 2010 Target
Date Retirement Fund  . . .     061     2161    2261    2361    2461     2561

                       American Balanced Fund -- Page 56

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       American Balanced Fund -- Page 57

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                       American Balanced Fund -- Page 58

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       American Balanced Fund -- Page 59

[logo - American Funds®]

American Balanced Fund®
Investment portfolio

December 31, 2006

Common stocks — 65.18%	Shares	Market value (000)

INFORMATION TECHNOLOGY — 13.61%
Microsoft Corp.	50,520,000	$1,508,527
International Business Machines Corp.	10,700,000	1,039,505
Oracle Corp.[1]	43,200,000	740,448
Cisco Systems, Inc.[1]	22,005,000	601,397
Nokia Corp. (ADR)	29,300,000	595,376
Motorola, Inc.	21,930,000	450,881
Intel Corp.	20,500,000	415,125
Applied Materials, Inc.	17,338,300	319,892
Dell Inc.[1]	9,500,000	238,355
QUALCOMM Inc.	6,000,000	226,740
Analog Devices, Inc.	6,000,000	197,220
Google Inc., Class A1	420,000	193,401
Agilent Technologies, Inc.[1]	5,000,000	174,250
Hewlett-Packard Co.	4,000,000	164,760
Automatic Data Processing, Inc.	3,250,000	160,062
EMC Corp.[1]	11,500,000	151,800
Texas Instruments Inc.	4,250,000	122,400
Yahoo! Inc.[1]	4,750,000	121,315
Electronic Data Systems Corp.	4,200,000	115,710
Nortel Networks Corp. (CAD denominated)[1]	1,835,000	49,286
Nortel Networks Corp.[1]	700,000	18,711
Maxim Integrated Products, Inc.	1,397,800	42,801
		7,647,962

FINANCIALS — 10.36%
Citigroup Inc.	16,500,000	919,050
Berkshire Hathaway Inc., Class A1	7,590	834,824
Wells Fargo & Co.	18,050,000	641,858
Fannie Mae	9,500,000	564,205
Washington Mutual, Inc.	9,500,000	432,155
American International Group, Inc.	5,550,000	397,713
Bank of America Corp.	5,500,000	293,645
Fifth Third Bancorp	7,000,000	286,510
Freddie Mac	3,000,000	203,700
U.S. Bancorp	5,500,000	199,045
Lincoln National Corp.	2,800,000	185,920
SunTrust Banks, Inc.	2,200,000	185,790
Wachovia Corp.	2,900,000	165,155
St. Paul Travelers Companies, Inc.	2,750,000	147,647
Société Générale	850,000	144,224
ING Groep NV	2,702,421	119,768
Marsh & McLennan Companies, Inc.	3,300,000	101,178
		5,822,387

INDUSTRIALS — 7.70%
General Electric Co.	22,700,000	844,667
Northrop Grumman Corp.	7,735,000	523,660
United Parcel Service, Inc., Class B	5,550,000	416,139
Deere & Co.	3,848,750	365,901
Tyco International Ltd.	11,440,000	347,776
Caterpillar Inc.	4,000,000	245,320
Illinois Tool Works Inc.	5,000,000	230,950
United Technologies Corp.	3,630,000	226,948
3M Co.	2,800,000	218,204
Union Pacific Corp.	2,000,000	184,040
General Dynamics Corp.	2,410,000	179,183
Emerson Electric Co.	4,000,000	176,360
Lockheed Martin Corp.	1,600,000	147,312
Parker Hannifin Corp.	1,500,000	115,320
Southwest Airlines Co.	6,835,000	104,712
		4,326,492

HEALTH CARE — 7.57%
Medtronic, Inc.	12,100,000	647,471
Eli Lilly and Co.	12,002,000	625,304
Abbott Laboratories	9,450,000	460,310
Pfizer Inc	14,000,000	362,600
Johnson & Johnson	5,100,000	336,702
Merck & Co., Inc.	6,500,000	283,400
Roche Holding AG	1,558,422	279,431
Bristol-Myers Squibb Co.	10,000,000	263,200
Sanofi-Aventis	2,600,000	239,959
AstraZeneca PLC (ADR)	3,450,000	184,748
CIGNA Corp.	1,129,800	148,648
Aetna Inc.	3,400,000	146,812
Schering-Plough Corp.	6,000,000	141,840
Amgen Inc.[1]	2,000,000	136,620
		4,257,045

CONSUMER DISCRETIONARY — 6.62%
Target Corp.	11,850,000	676,042
Time Warner Inc.	21,800,000	474,804
Lowe’s Companies, Inc.	14,200,000	442,330
Carnival Corp., units	5,350,000	262,417
Best Buy Co., Inc.	5,100,000	250,869
Toyota Motor Corp.	3,500,000	234,118
Home Depot, Inc.	5,500,000	220,880
Walt Disney Co.	6,000,000	205,620
Gannett Co., Inc.	2,800,000	169,288
Koninklijke Philips Electronics NV	4,250,000	160,205
CBS Corp., Class B	5,000,000	155,900
Magna International Inc., Class A	1,750,000	140,962
Carnival PLC	2,555,000	129,470
Viacom Inc., Class B1	2,500,000	102,575
Sony Corp.	2,200,000	94,286
		3,719,766

ENERGY — 6.37%
Chevron Corp.	12,000,000	882,360
ConocoPhillips	10,500,000	755,475
Royal Dutch Shell PLC, Class A (ADR)	10,300,000	729,137
Exxon Mobil Corp.	6,200,000	475,106
Schlumberger Ltd.	5,190,000	327,800
TOTAL SA (ADR)	2,135,000	153,549
EnCana Corp.	3,000,000	138,228
Marathon Oil Corp.	1,250,000	115,625
		3,577,280

CONSUMER STAPLES — 5.75%
Altria Group, Inc.	11,800,000	1,012,676
Wal-Mart Stores, Inc.	16,300,000	752,734
Coca-Cola Co.	9,250,000	446,312
Walgreen Co.	5,000,000	229,450
Avon Products, Inc.	5,700,000	188,328
Anheuser-Busch Companies, Inc.	2,800,000	137,760
H.J. Heinz Co.	2,750,000	123,778
Unilever NV (New York registered)	4,500,000	122,625
PepsiCo, Inc.	1,800,000	112,590
General Mills, Inc.	1,790,000	103,104
		3,229,357

MATERIALS — 3.67%
E.I. du Pont de Nemours and Co.	8,500,000	414,035
Alcoa Inc.	11,300,000	339,113
Weyerhaeuser Co.	4,590,000	324,284
International Paper Co.	9,500,000	323,950
Dow Chemical Co.	7,000,000	279,580
Rohm and Haas Co.	2,775,000	141,858
Bayer AG	2,525,000	135,458
Alcan Inc.	2,200,000	107,228
		2,065,506

TELECOMMUNICATION SERVICES — 2.73%
AT&T Inc.	10,625,000	379,844
Sprint Nextel Corp., Series 1	18,500,000	349,465
Vodafone Group PLC	120,062,500	332,641
BellSouth Corp.	6,500,000	306,215
Verizon Communications Inc.	4,500,000	167,580
		1,535,745

UTILITIES — 0.47%
Exelon Corp.	2,500,000	154,725
Dominion Resources, Inc.	1,300,000	108,992
		263,717

MISCELLANEOUS — 0.33%
Other common stocks in initial period of acquisition		184,525

Total common stocks (cost: $29,078,234,000)		36,629,782

Preferred stocks — 0.49%

FINANCIALS — 0.49%
MUFG Capital Finance 1 Ltd. 6.346% noncumulative preferred[2]	63,400,000	64,510
BNP Paribas 5.186% noncumulative[2,3]	38,903,000	37,413
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred[2,3]	7,000,000	7,127
BNP Paribas Capital Trust 9.003% noncumulative trust preferred[2,3]	6,000,000	6,712
Wachovia Capital Trust III 5.80%[2]	30,000,000	30,276
Société Générale 7.85%[2,3]	25,000,000	25,189
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred[2,3]	20,000,000	20,375
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred[2,3]	14,425,000	15,292
ING Capital Funding Trust III 8.439% noncumulative preferred[2]	13,000,000	14,361
Fannie Mae, Series O, 7.00%[2,3]	150,000	8,034
Fannie Mae, Series E, 5.10%	108,000	4,887
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[3]	370,000	10,649
National Bank of Canada, Series A, 8.35% exchangeable preferred depositary shares	300,000	7,887
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up perpetual preferred[2,3]	5,000,000	7,409
CIT Group Inc., Series B, 5.189%	70,000	6,980
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[2,3]	5,500,000	5,920
RBS Capital Trust I 4.709% noncumulative trust preferred[2]	4,500,000	4,284

Total preferred stocks (cost: $268,750,000)		277,305

Convertible securities — 0.02%

FINANCIALS — 0.02%
Equity Office Properties Trust, Series B, 5.25% convertible preferred 2008	150,000	10,092

CONSUMER DISCRETIONARY — 0.00%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	94,700	3,238

Total convertible securities (cost: $11,541,000)		13,330

Bonds & notes — 28.58%	Principal amount (000)

MORTGAGE-BACKED OBLIGATIONS[4]— 9.87%
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	$52,930	56,743
Fannie Mae, Series 2001-T11, Class B, 5.503% 2011	45,000	45,936
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	16,000	15,498
Fannie Mae 4.89% 2012	30,000	29,520
Fannie Mae 4.00% 2015	28,809	27,527
Fannie Mae 5.00% 2018	22,784	22,473
Fannie Mae 5.00% 2018	4,419	4,358
Fannie Mae 5.00% 2018	2,650	2,614
Fannie Mae 5.50% 2018	23,745	23,798
Fannie Mae 11.00% 2018	628	712
Fannie Mae 5.50% 2019	4,233	4,243
Fannie Mae 11.00% 2020	234	257
Fannie Mae 6.00% 2021	13,024	13,206
Fannie Mae 10.50% 2022	490	541
Fannie Mae, Series 2001-4, Class NA, 11.905% 2025[2]	650	722
Fannie Mae 7.00% 2026	427	442
Fannie Mae 8.50% 2027	116	124
Fannie Mae 8.50% 2027	79	85
Fannie Mae 8.50% 2027	72	77
Fannie Mae 8.50% 2027	36	38
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	1,376	1,426
Fannie Mae 7.50% 2030	298	309
Fannie Mae 7.50% 2030	93	96
Fannie Mae 7.00% 2031	265	274
Fannie Mae 7.50% 2031	346	358
Fannie Mae 7.50% 2031	246	255
Fannie Mae, Series 2001-20, Class D, 11.07% 2031[2]	140	156
Fannie Mae 5.50% 2032	4,876	4,839
Fannie Mae 5.50% 2033	31,073	30,792
Fannie Mae 5.00% 2035	9,899	9,561
Fannie Mae 5.00% 2035	5,111	4,936
Fannie Mae 5.50% 2035	26,467	26,182
Fannie Mae 5.50% 2035	9,324	9,228
Fannie Mae 6.50% 2035	24,493	25,045
Fannie Mae, Series 2006-43, Class JO, principal only, 0% 2036	7,901	5,913
Fannie Mae 5.50% 2036	87,044	86,051
Fannie Mae 5.50% 2036	79,545	78,626
Fannie Mae 5.50% 2036	60,000	59,306
Fannie Mae 5.50% 2036	50,922	50,333
Fannie Mae 5.50% 2036	40,000	39,538
Fannie Mae 5.50% 2036	38,744	38,296
Fannie Mae 5.50% 2036	21,200	20,955
Fannie Mae 5.50% 2036	18,105	17,896
Fannie Mae 5.50% 2036	15,919	15,735
Fannie Mae 5.50% 2036	13,586	13,429
Fannie Mae 5.50% 2036	13,536	13,381
Fannie Mae 5.50% 2036	4,482	4,431
Fannie Mae 5.50% 2036	253	251
Fannie Mae 5.841% 2036[2]	19,009	19,109
Fannie Mae 5.924% 2036[2]	19,205	19,344
Fannie Mae, Series 2006-49, Class PA, 6.00% 2036	21,298	21,681
Fannie Mae 6.00% 2036	10,668	10,748
Fannie Mae 6.50% 2036	15,214	15,502
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	941	967
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	847	870
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	1,236	1,283
Freddie Mac 8.50% 2008	2	2
Freddie Mac, Series SF02, Class GC, 2.64% 2009	7,866	7,728
Freddie Mac 4.00% 2015	50,251	47,515
Freddie Mac, Series 2310, Class B, 9.895% 2015[2]	234	254
Freddie Mac 5.00% 2018	24,517	24,147
Freddie Mac 10.00% 2018	491	546
Freddie Mac 8.50% 2020	358	383
Freddie Mac 8.50% 2020	37	40
Freddie Mac 6.00% 2021	26,139	26,490
Freddie Mac, Series T-041, Class 3-A, 7.50% 2032	5,060	5,241
Freddie Mac 5.00% 2035	52,453	50,639
Freddie Mac 5.00% 2035	52,344	50,535
Freddie Mac 5.00% 2035	15,293	14,764
Freddie Mac 5.00% 2035	5,042	4,868
Freddie Mac 5.50% 2035	25,789	25,507
Freddie Mac 5.50% 2035	25,611	25,331
Freddie Mac, Series 3061, Class PN, 5.50% 2035	19,151	19,184
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036	22,519	16,670
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036	16,044	11,556
Freddie Mac 6.00% 2036	324,195	326,575
Freddie Mac, Series 3233, Class PA, 6.00% 2036	39,794	40,367
Government National Mortgage Assn. 9.00% 2009	579	589
Government National Mortgage Assn. 10.00% 2020	442	498
Government National Mortgage Assn. 10.00% 2021	764	864
Government National Mortgage Assn. 4.00% 2035[2]	23,624	23,275
Government National Mortgage Assn. 4.00% 2035[2]	7,683	7,550
Government National Mortgage Assn. 4.00% 2035[2]	7,189	7,065
Government National Mortgage Assn. 5.50% 2036	107,517	106,748
Government National Mortgage Assn. 6.00% 2036	201,295	203,716
Government National Mortgage Assn. 6.00% 2036	90,794	91,886
Government National Mortgage Assn. 6.00% 2036	11,892	12,035
CS First Boston Mortgage Securities Corp., Series 2003-23, Class VII-A-1, 5.00% 2018	6,685	6,533
CS First Boston Mortgage Securities Corp., Series 2005-7, Class III-A-1, 5.00% 2020	13,340	13,027
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	3,664	3,682
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	3,209	3,219
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	3,286	3,314
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	4,279	4,362
CS First Boston Mortgage Securities Corp., Series 2004-AR1, Class II-A-1, 4.661% 2034[2]	4,003	3,963
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A-4, 5.435% 2034	23,875	24,002
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	10,448	10,416
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	4,587	4,608
CS First Boston Mortgage Securities Corp., Series 2001-CP4, Class A-4, 6.18% 2035	28,300	29,273
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	20,358	20,475
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	93,660	96,871
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[3]	19,782	13,657
CS First Boston Mortgage Securities Corp., Series 2003-CK2, Class A-4, 4.801% 2036	17,585	17,123
CS First Boston Mortgage Securities Corp., Series 2006-3, Class 1-A-4A, 5.896% 2036	5,100	5,100
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	20,675	21,569
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037	16,045	16,658
CS First Boston Mortgage Securities Corp., Series 2005-C1, Class A-3, 4.813% 2038	13,200	12,926
CS First Boston Mortgage Securities Corp., Series 2005-C4, Class A-2, 5.017% 2038	10,000	9,916
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-2, 3.88% 2039	13,000	12,565
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039	5,000	4,796
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040	30,875	30,647
CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A-1B, 6.48% 2040	7,202	7,291
Countrywide Alternative Loan Trust, Series 2005-6CB, Class 2-A-1, 5.00% 2020	4,613	4,505
Countrywide Alternative Loan Trust, Series 2005-20CB, Class 4-A-1, 5.25% 2020	39,111	38,518
Countrywide Alternative Loan Trust, Series 2006-J3, Class 3-A-1, 5.50% 2021	23,581	23,533
Countrywide Alternative Loan Trust, Series 2004-5CB, Class 1-A-1, 6.00% 2034	13,584	13,549
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	71,142	71,038
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	25,303	24,869
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	23,460	23,405
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	23,177	23,157
Countrywide Alternative Loan Trust, Series 2005-64CB, Class 1-A-7, 5.50% 2035	19,596	19,456
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	18,176	17,966
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.758% 2035[2]	21,377	21,399
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	29,937	29,833
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	27,451	27,604
Countrywide Alternative Loan Trust, Series 2006-6CB, Class 1-A-1, 5.50% 2036	9,253	9,215
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	17,022	16,998
Residential Accredit Loans, Inc., Series 2003-QS14, Class A-1, 5.00% 2018	9,614	9,391
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	19,063	18,619
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	33,249	33,003
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	42,407	42,499
Residential Accredit Loans, Inc., Series 2005-QS4, Class A-3, 5.50% 2035	41,027	40,497
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036	71,410	71,507
Residential Accredit Loans, Inc., Series 2006-QA1, Class A-III-1, 6.272% 2036[2]	33,603	34,065
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-2, 3.89% 2037	10,000	9,771
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-CIBC5, Class A-1, 4.372% 2037	13,604	13,352
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.333% 2037[2]	63,000	63,306
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class A-3, 5.376% 2037	10,680	10,716
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	17,682	17,155
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	15,000	14,782
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-SB, 4.824% 2042	25,000	24,378
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-3A1, 4.871% 2042	5,000	4,918
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	28,000	27,531
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A-1, 6.023% 2035[2]	26,581	26,655
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4-A-1, 5.961% 2036[2]	27,422	27,490
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.963% 2036[2]	66,691	66,858
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[2]	57,698	57,807
Wells Fargo Mortgage-backed Securities Trust, Series 2003-16, Class II-A-1, 4.50% 2018	23,610	22,642
Wells Fargo Mortgage-backed Securities Trust, Series 2003-B, Class A-1, 4.15% 2033[2]	4,230	4,135
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	41,156	40,558
Wells Fargo Mortgage-backed Securities Trust, Series 2005-AR10, Class II-A-6, 4.109% 2035[2]	30,000	29,151
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.697% 2036	75,939	75,866
CHL Mortgage Pass-Through Trust, Series 2003-J1, Class 3-A-1, 5.00% 2018	20,900	20,442
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.467% 2033[2]	3,810	3,748
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.688% 2033[2]	3,783	3,738
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.833% 2033[2]	14,185	14,078
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.129% 2034[2]	12,190	12,162
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.675% 2035[2]	31,993	31,749
CHL Mortgage Pass-Through Trust, Series 2006-HYB5, Class 3-A-1B, 5.961% 2036[2]	17,966	18,072
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S6, Class II-A-1, 5.00% 2018	7,759	7,579
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	4,728	4,718
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033[2]	5,976	5,840
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[2]	8,253	8,163
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR5, Class A-7, 4.208% 2033[2]	3,334	3,303
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.337% 2033[2]	2,129	2,103
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A, 4.229% 2034[2]	6,461	6,351
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.564% 2034[2]	13,175	12,965
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR2, Class 2-A1, 5.843% 2037[2]	32,867	32,704
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.61% 2045[2]	19,945	20,024
GE Commercial Mortgage Corp., Series 2005-C4, Class A-3A, 5.333% 2045	65,575	66,048
GE Commercial Mortgage Corp., Series 2005-C1, Class A-2, 4.353% 2048	34,140	33,256
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	84,500	87,959
GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class F, 7.814% 2036[2]	4,000	4,260
GMAC Commercial Mortgage Securities, Inc., Series 2002-C2, Class A-2, 5.389% 2038	5,187	5,189
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 3.969% 2033[2]	10,890	10,711
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.114% 2033[2]	4,065	4,034
Bear Stearns ARM Trust, Series 2003-9, Class III-A-3, 4.345% 2034[2]	24,772	24,138
Bear Stearns ARM Trust, Series 2004-1, Class I-2-A-5, 4.374% 2034[2]	17,714	17,434
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.97% 2034[2]	16,665	16,443
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[2]	20,000	19,514
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[3]	65,800	64,516
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[3]	10,200	10,074
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035[3]	7,550	7,515
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[3]	9,000	8,995
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-1, 4.061% 2041	9,114	8,947
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041	32,750	31,878
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	27,000	26,647
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042	21,430	21,058
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.688% 2034[2]	45,356	44,315
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 4-A-1, 5.50% 2035	41,441	40,689
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	19,500	20,272
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	787	790
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	53,934	56,039
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-WF2, Class A-1, 6.80% 2031	405	406
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF2, Class A-2, 7.32% 2032	3,050	3,241
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	15,988	15,617
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035	13,205	13,795
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	38,000	37,434
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	34,526	34,463
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA11, Class I-A-5, 5.75% 2036	33,192	33,037
GSR Mortgage Loan Trust, Series 2004-6F, Class IVA-1, 5.00% 2019	38,500	37,614
GSR Mortgage Loan Trust, Series 2004-2F, Class XIIIA-1, 5.00% 2019	9,324	9,130
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.941% 2035[2]	20,559	20,379
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.878% 2036[2]	34,657	34,527
IndyMac INDX Mortgage Loan Trust, Series 2006-AR11, Class 6-A-1, 5.924% 2036[2]	31,877	32,022
Banc of America Commercial Mortgage Inc., Series 2002-PB2, Class A-4, 6.186% 2035	4,350	4,516
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	47,276	49,103
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-1, 3.411% 2041	12,858	12,568
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	25,880	26,262
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030	4,204	4,244
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	25,456	26,924
Tower Ventures, LLC, Series 2006-1, Class A1-FX, 5.361% 2036[3]	22,800	22,844
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[3]	13,000	13,067
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[3]	15,000	15,104
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[3]	16,250	16,319
SBA CMBS Trust, Series 2005-1, Class D, 6.219% 2035[3]	4,000	4,065
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[3]	27,350	27,414
SBA CMBS Trust, Series 2006-1A, Class B, 5.451% 2036[3]	2,000	2,006
GE Capital Commercial Mortgage Corp., Series 2002-2, Class A-3, 5.349% 2036	10,000	10,023
GE Capital Commerical Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037	37,172	36,362
Commercial Mortgage Trust, Series 2000-C1, Class E, 8.132% 2033	4,000	4,279
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	39,825	37,324
Chase Mortgage Finance Trust, Series 2003-S4, Class II-A-1, 5.00% 2018	37,775	36,904
GMAC Mortgage Loan Trust, Series 2006-AR1, Class 2-A-1, 5.647% 2036[2]	35,917	35,840
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.943% 2036[2]	34,683	34,841
Washington Mutual Securities Corp., Series 2005-AR1, Class A-1-A, 5.61% 2035[2]	13,673	13,692
Washington Mutual Securities Corp., WMALT Series 2005-1, Class 5-A-1, 6.00% 2035	20,005	20,027
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031	6,179	6,436
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1, 4.582% 2034[2]	26,107	25,836
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031	9,779	9,946
Morgan Stanley Capital I, Inc., Series 2004-RR2, Class A-1, 4.39% 2033[3]	22,106	21,704
Bear Stearns Asset-backed Securities I Trust, Series 2006-AC-2, Class II-1A-1, 6.00% 2036	25,144	25,137
Morgan Stanley Dean Witter Capital I Trust, Series 2002-HQ, Class A-2, 6.09% 2034	3,202	3,225
Morgan Stanley Dean Witter Capital I Trust, Series 2000-PRIN, Class C, 7.743% 2034[2]	7,435	8,638
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	9,000	9,163
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	3,545	3,442
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[3]	18,707	20,582
Citigroup Commercial Mortgage Trust, Series 2004-C2, Class A-4, 4.623% 2041	21,090	20,316
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032	1,922	1,944
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-1, 5.585% 2034	7,104	7,137
First Union National Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 6.141% 2034	8,810	9,158
J.P. Morgan Mortgage Trust, Series 2004-S1, Class 1-A-7, 5.00% 2019	14,625	14,279
J.P. Morgan Mortgage Trust, Series 2005-A1, Class 4-A-1, 4.776% 2035[2]	3,951	3,817
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	3,750	4,012
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-4, 6.462% 2031	13,185	13,865
Residential Asset Mortgage Products Trust, Series 2003-RZ4, Class A-7, 4.79% 2033[2]	8,447	8,240
Residential Asset Mortgage Products Trust, Series 2003-RS11, Class A-I-7, 4.828% 2033	9,000	8,767
Banc of America Mortgage Securities Trust, Series 2003-F, Class 2-A-1, 3.734% 2033[2]	6,134	6,063
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033[2]	6,049	5,975
Banc of America Mortgage Securities Trust, Series 2004-A, Class 2-A-2, 4.116% 2034[2]	4,550	4,476
Prudential Mortgage Capital Funding, LLC, Series ROCK 2001-C1, Class A-2, 6.605% 2034	15,555	16,326
Residential Funding Mortgage Securities I, Inc., Series 2004-S9, Class II-A-1, 4.75% 2019	10,034	9,694
Residential Funding Mortgage Securities I, Inc., Series 2004-SA1, Class A-II, 4.319% 2034[2]	6,733	6,597
Banc of America Alternative Loan Trust, Series 2005-2, Class 3-A-1, 5.00% 2020	12,765	12,436
Meristar Commercial Mortgage Trust, Series 1999-C1, Class A-1, 7.28% 2016[3]	3,924	4,036
Meristar Commercial Mortgage Trust, Series 1999-C1, Class B, 7.90% 2016[3]	7,750	8,260
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035	12,223	12,234
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.197% 2030[2]	10,000	10,295
Adjustable Rate Mortgage Trust, Series 2006-1, Class 3-A-3, 5.96% 2036[2]	9,355	9,415
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 6.15% 2045[2]	8,618	8,700
Residential Funding Corp., Series 2003-RM2, Class A-II, 5.00% 2018	8,882	8,678
Merrill Lynch Mortgage Trust, Series 2005-LC1, Class A-2, 5.202% 2044	8,615	8,596
MASTR Asset Securitization Trust, Series 2003-9, Class 1-A-1, 5.00% 2018	8,406	8,211
Structured Asset Securities Corp., Series 2004-3, Class 3-A-1, 5.50% 2019	6,361	6,316
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.52% 2027[2,3]	1,390	1,396
LB Commercial Mortgage Trust, Series 1998-C1, Class A-3, 6.48% 2030	5,711	5,743
Hilton Hotel Pool Trust, Series 2000-HLTA, Class A-1, 7.055% 2015[3]	5,069	5,241
ABN AMRO Mortgage Group Corp., Series 2003-9, Class A-1, 4.50% 2018	4,503	4,318
Host Marriott Pool Trust, Series 1999-HMTA, Class A, 6.98% 2015[3]	3,944	4,027
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	4,021	3,960
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	3,750	3,825
Chase Manhattan Bank — First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class C, 7.625% 2031	3,000	3,169
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	1,643	1,631
		5,545,389

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 6.87%
U.S. Treasury 3.125% 2007	40,000	39,722
U.S. Treasury 3.625% 2007	77,300	76,787
U.S. Treasury 3.75% 2007	50,000	49,836
U.S. Treasury 3.875% 2007	100,000	99,336
U.S. Treasury 6.25% 2007	200,000	200,296
U.S. Treasury 6.625% 2007	150,000	150,855
U.S. Treasury 2.625% 2008	50,000	48,512
U.S. Treasury 3.625% 2008[5]	24,995	25,264
U.S. Treasury 4.75% 2008	20,000	19,975
U.S. Treasury 5.625% 2008	350,000	353,255
U.S. Treasury 3.875% 2009[5]	369,342	379,590
U.S. Treasury 0.875% 2010[5]	21,316	20,214
U.S. Treasury 5.75% 2010	50,000	51,735
U.S. Treasury 3.50% 2011[5]	29,002	30,195
U.S. Treasury 5.00% 2011	25,000	25,317
U.S. Treasury 3.375% 2012[5]	68,225	71,238
U.S. Treasury 4.875% 2012	50,250	50,721
U.S. Treasury 10.375% 2012	8,000	8,358
U.S. Treasury 3.625% 2013	20,000	18,850
U.S. Treasury 4.25% 2013	385,625	376,046
U.S. Treasury 9.25% 2016	65,000	86,623
U.S. Treasury 8.875% 2017	160,000	214,099
U.S. Treasury 7.875% 2021	63,000	82,028
U.S. Treasury 6.25% 2023	88,500	101,830
U.S. Treasury 2.375% 2025[5]	53,557	53,405
U.S. Treasury 6.875% 2025	233,250	288,719
U.S. Treasury 5.25% 2029	103,000	108,086
Fannie Mae 5.25% 2007	111,250	111,234
Fannie Mae 5.25% 2012	145,000	145,829
Fannie Mae 6.25% 2029	116,875	133,112
Federal Agricultural Mortgage Corp. 4.25% 2008	92,500	91,312
Federal Agricultural Mortgage Corp. 4.875% 2011[3]	68,500	68,249
Federal Home Loan Bank 5.125% 2013	90,000	90,558
Federal Home Loan Bank 5.625% 2016	53,250	54,825
Freddie Mac 3.625% 2008	25,000	24,419
Freddie Mac 4.125% 2009	5,000	4,894
Freddie Mac 5.75% 2010	€3,000	4,189
Freddie Mac 5.50% 2011	$83,000	84,971
Freddie Mac 6.25% 2012	5,000	5,006
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., Series 2000-044-A, 3.74% 2015[4]	8,954	8,513
		3,858,003

FINANCIALS — 4.43%
Washington Mutual, Inc. 5.625% 2007	4,750	4,750
Washington Mutual, Inc. 5.55% 2010	15,000	15,117
Washington Mutual, Inc. 5.00% 2012	4,000	3,903
Washington Mutual, Inc. 5.665% 2012[2]	17,000	17,054
Washington Mutual, Inc. 5.761% 2012[2]	20,000	20,127
Washington Mutual, Inc. 5.25% 2017	42,500	41,063
Washington Mutual Preferred Funding I Ltd. 6.534% (undated)[2,3]	110,500	109,619
AIG SunAmerica Global Financing XII 5.30% 2007[3]	3,000	2,999
AIG SunAmerica Global Financing VII 5.85% 2008[3]	7,750	7,814
International Lease Finance Corp. 5.00% 2010	5,000	4,949
American General Finance Corp., Series J, 5.653% 2011[2]	10,000	10,045
American General Finance Corp., Series I, 4.875% 2012	10,000	9,768
International Lease Finance Corp. 5.00% 2012	10,000	9,809
International Lease Finance Corp., Series R, 5.40% 2012	7,500	7,515
International Lease Finance Corp., Series R, 5.625% 2013	10,000	10,087
American General Finance Corp., Series I 5.85% 2013	10,000	10,205
International Lease Finance Corp. 5.875% 2013	12,100	12,371
American General Finance Corp., Series I, 5.40% 2015	7,500	7,438
American International Group, Inc. 6.25% 2036	9,500	10,129
ILFC E-Capital Trust II 6.25% 2065[2,3]	15,570	15,844
Household Finance Corp. 6.50% 2008	7,000	7,159
Household Finance Corp. 4.125% 2009	20,000	19,457
Household Finance Corp. 4.75% 2009	7,500	7,423
HSBC Finance Corp. 4.625% 2010	13,000	12,728
Household Finance Corp. 6.375% 2011	17,500	18,318
Household Finance Corp. 6.75% 2011	5,000	5,297
Household Finance Corp. 6.375% 2012	21,000	22,140
Household Finance Corp. 7.00% 2012	5,000	5,397
HSBC Finance Corp. 5.50% 2016	15,000	15,097
Midland Bank 5.688% Eurodollar note (undated)[2]	4,000	3,470
CIT Group Inc. 3.65% 2007	12,280	12,108
CIT Group Inc. 5.50% 2007	10,000	10,024
CIT Group Inc. 4.00% 2008	4,000	3,932
CIT Group Inc. 3.375% 2009	18,000	17,292
CIT Group Inc. 6.875% 2009	11,500	11,971
CIT Group Inc. 5.656% 2011[2]	5,000	5,011
CIT Group Inc. 7.75% 2012	18,500	20,419
CIT Group Inc. 5.40% 2013	31,000	30,806
EOP Operating LP 6.75% 2008	10,495	10,665
EOP Operating LP 4.65% 2010	69,500	69,074
EOP Operating LP 8.10% 2010	3,750	4,135
EOP Operating LP 6.75% 2012	4,125	4,460
EOP Operating LP 4.75% 2014	7,500	7,441
J.P. Morgan Chase & Co. 4.50% 2010	10,000	9,747
J.P. Morgan Chase & Co. 4.891% 2015	10,000	9,807
Bank One Corp. 4.90% 2015	12,000	11,535
Chase Capital II, Global Floating Rate Capital Securities, Series B, 5.871% 2027[2]	7,500	7,208
JPM Capital Trust I, cumulative capital securities trust, 7.54% 2027	2,750	2,853
J.P. Morgan Chase Capital XX, Series T, 6.55% 2036	28,000	29,009
JPMorgan Chase Capital XVIII, Series R, 6.95% 2036	22,865	24,814
Residential Capital Corp. 6.474% 2009[2]	14,500	14,655
Residential Capital Corp. 6.375% 2010	61,250	62,011
Residential Capital Corp. 6.00% 2011	4,500	4,496
Residential Capital Corp. 6.50% 2013	12,000	12,177
CNA Financial Corp. 5.85% 2014	44,000	44,249
CNA Financial Corp. 6.50% 2016	16,000	16,720
CNA Financial Corp. 7.25% 2023	14,000	15,217
Liberty Mutual Group Inc. 6.70% 2016[3]	18,000	19,023
Liberty Mutual Group Inc. 6.50% 2035[3]	21,990	21,501
Liberty Mutual Group Inc. 7.50% 2036[3]	21,875	24,008
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[3]	8,000	7,778
PRICOA Global Funding I 4.20% 2010[3]	16,000	15,478
Prudential Financial, Inc., Series D, 5.50% 2016	14,000	14,021
Prudential Holdings, LLC, Series C, 8.695% 2023[3,4]	19,500	23,901
XL Capital Finance (Europe) PLC 6.50% 2012	3,015	3,144
Mangrove Bay Pass Through Trust 6.102% 2033[2,3]	57,885	56,646
HBOS PLC, Series B, 5.92% (undated)[2,3]	54,200	53,257
Bank of Scotland 7.00% (undated)[2,3]	4,225	4,267
Capital One Bank 4.875% 2008	20,000	19,883
Capital One Financial Corp. 5.633% 2009[2]	15,000	15,079
Capital One Financial Corp. 6.15% 2016	20,000	20,722
Simon Property Group, LP 4.875% 2010	20,000	19,739
Simon Property Group, LP 4.875% 2010	5,500	5,437
Simon Property Group, LP 5.375% 2011	5,000	5,005
Simon Property Group, LP 5.875% 2017	22,165	22,622
ProLogis 5.50% 2012	15,000	14,989
ProLogis 5.50% 2013	11,860	11,838
ProLogis 5.625% 2015	25,000	24,920
Developers Diversified Realty Corp. 3.875% 2009	16,500	15,988
Developers Diversified Realty Corp. 4.625% 2010	23,150	22,556
Developers Diversified Realty Corp. 5.50% 2015	13,000	12,824
ACE INA Holdings Inc. 5.875% 2014	30,000	30,622
ACE Capital Trust II 9.70% 2030	13,055	17,947
Lincoln National Corp. 7.00% 2066[2]	45,555	48,366
MBNA America Bank, National Assn. 7.125% 2012	7,650	8,345
BankAmerica Capital III, BankAmerica Corp., Series 3, 5.944% 2027[2]	22,500	21,881
MBNA Global Capital Funding, Series B, 6.171% 2027[2]	18,000	17,979
Kimco Realty Corp., Series C, 4.82% 2011	15,000	14,658
Kimco Realty Corp. 6.00% 2012	2,750	2,834
Kimco Realty Corp., Series C, 4.82% 2014	13,000	12,419
Kimco Realty Corp., Series C, 5.783% 2016	14,000	14,204
Sumitomo Mitsui Banking Corp. 5.625% (undated)[2,3]	10,000	9,792
Sumitomo Mitsui Banking Corp. 6.078% (undated)[2,3]	33,000	32,866
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[3]	20,000	19,307
Westfield Group 5.70% 2016[3]	23,000	23,129
Citigroup Inc. 4.25% 2009	7,000	6,854
Citigroup Inc. 4.125% 2010	20,000	19,415
Citigroup Inc. 5.125% 2011	15,000	14,971
UniCredito Italiano SpA 5.584% 2017[2,3]	40,000	40,267
iStar Financial, Inc. 5.375% 2010	8,250	8,189
iStar Financial, Inc. 6.05% 2015	11,000	11,081
iStar Financial, Inc. 5.875% 2016	20,000	19,858
USA Education, Inc. 5.625% 2007	25,000	25,018
SLM Corp., Series A, 3.95% 2008	7,500	7,341
SLM Corp., Series A, 4.50% 2010	5,500	5,358
ING Security Life Institutional Funding 2.70% 2007[3]	25,000	24,910
ING Groep NV 5.775% (undated)[2]	10,300	10,210
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[2,3]	32,750	33,262
ERP Operating LP 4.75% 2009	6,730	6,625
ERP Operating LP 5.375% 2016	25,000	24,784
Santander Issuances, SA Unipersonal 5.805% 2016[2,3]	20,000	20,191
Abbey National PLC 6.70% (undated)[2]	5,790	5,882
Hospitality Properties Trust 6.75% 2013	18,345	19,224
Hospitality Properties Trust 6.30% 2016	6,500	6,664
US Bank National Assn. 4.40% 2008	25,000	24,686
Lehman Brothers Holdings Inc., Series H, 5.50% 2016	24,000	24,040
American Express Co. 4.75% 2009	15,000	14,890
American Express Co. 6.80% 2066[2]	7,500	8,012
AXA SA 6.379% (undated)[2,3]	22,600	22,388
Genworth Financial, Inc. 5.51% 2007[2]	22,000	22,026
BOI Capital Funding (No. 2) LP 5.571% (undated)[2,3]	22,350	21,866
Nationwide Life Insurance Co. 5.35% 2007[3]	6,000	6,000
North Front Pass Through Trust 5.81% 2024[2,3]	10,000	9,860
Nationwide Mutual Insurance Co. 7.875% 2033[3]	5,000	5,949
Zions Bancorporation 6.00% 2015	21,000	21,421
Travelers Property Casualty Corp. 5.00% 2013	10,000	9,774
St. Paul Travelers Companies, Inc. 6.25% 2016	11,000	11,570
Monumental Global Funding II, Series 2002-A, 5.20% 2007[3]	21,000	20,996
PNC Funding Corp., Series I, 6.517% (undated)[2,3]	20,500	20,877
American Honda Finance Corp. 5.125% 2010[3]	20,500	20,422
Allstate Financial Global Funding LLC 5.25% 2007[3]	6,000	6,000
Allstate Financial Global Funding LLC 4.25% 2008[3]	14,225	14,002
Assurant, Inc. 5.625% 2014	20,000	19,975
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	18,000	17,806
Skandinaviska Enskilda Banken AB 5.471% (undated)[2,3]	18,250	17,732
Downey Financial Corp. 6.50% 2014	16,880	16,943
Resona Bank, Ltd. 5.85% (undated)[2,3]	15,000	14,673
John Hancock Global Funding II, Series 2004-A, 3.50% 2009[3]	14,000	13,508
United Dominion Realty Trust, Inc. 6.50% 2009	7,375	7,585
United Dominion Realty Trust, Inc. 5.00% 2012	6,000	5,843
Principal Life Insurance Co. 3.20% 2009	14,000	13,400
Lazard Group LLC 7.125% 2015	12,875	13,357
New York Life Global Funding 3.875% 2009[3]	13,500	13,143
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[2]	12,975	13,009
Federal Realty Investment Trust 6.125% 2007	4,000	4,016
Federal Realty Investment Trust 4.50% 2011	8,500	8,181
Financial Security Assurance Holdings Ltd. 6.40% 2066[2,3]	10,000	10,080
First Industrial, LP 6.875% 2012	8,625	9,046
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008	7,500	7,371
National Westminster Bank PLC 7.75% (undated)[2]	7,000	7,096
City National Corp. 5.125% 2013	7,000	6,864
Brandywine Operating Partnership, LP 5.75% 2012	5,250	5,292
Realogy Corp. 6.15% 2011[3]	5,000	5,115
Wells Fargo & Co. 4.125% 2008	5,000	4,936
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[2,3]	4,000	4,136
Bank of Nova Scotia 5.125% 2085[2]	4,000	3,396
Den Norske CreditBank 5.625% (undated)[2]	3,000	2,593
Canadian Imperial Bank of Commerce 5.625% Eurodollar note 2085[2]	1,600	1,336
		2,489,218

ASSET-BACKED OBLIGATIONS[4]— 1.82%
Drive Auto Receivables Trust, Series 2004-1, Class A-4, MBIA insured, 4.14% 2010[3]	22,000	21,835
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	28,125	27,688
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[3]	18,580	18,333
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[3]	47,500	47,426
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[3]	8,500	8,551
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[3]	23,400	23,072
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009[3]	4,500	4,462
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[3]	8,000	7,801
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[3]	49,500	49,087
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4, FSA insured, 3.48% 2010	8,506	8,453
AmeriCredit Automobile Receivables Trust, Series 2004-A-F, Class A-4, FSA insured, 2.87% 2011	13,959	13,645
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	20,880	20,893
AmeriCredit Automobile Receivables Trust, Series 2006-A-F, Class A-4, FSA insured, 5.64% 2013	20,000	20,284
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	49,425	48,583
MBNA Credit Card Master Note Trust, Series 2002-1, Class C, 6.80% 2014	12,500	13,305
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-5, FGIC insured, 5.25% 2034	10,000	9,931
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-6, FGIC insured, 5.65% 2034	34,977	35,043
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009[3]	754	742
CPS Auto Receivables Trust, Series 2003-D, Class A-2, FSA insured, 3.56% 2010[3]	6,735	6,634
CPS Auto Receivables Trust, Series 2004-B, Class A-2, XLCA insured, 3.56% 2011[3]	7,283	7,160
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[3]	18,000	17,991
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[3]	9,000	9,042
Long Beach Acceptance Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 2.841% 2010[2]	7,652	7,499
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-4, FSA insured, 3.777% 2011	17,150	16,812
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	14,000	13,811
Rental Car Finance Corp., Series 2005-1, Class A-2, XLCA insured, 4.59% 2011[3]	36,230	35,499
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	8,388	8,382
Residential Asset Securities Corp. Trust, Series 2004-KS9, Class A-I-4, FGIC insured, 4.61% 2032	10,000	9,847
Residential Asset Securities Corp. Trust, Series 2003-KS8, Class A-I-6, 4.83% 2033	8,473	8,288
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 5.65% 2033[2]	191	191
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 5.58% 2035[2]	8,541	8,544
Ameriquest Mortgage Securities Inc., Series 2004-R4, Class M-1, 5.90% 2034[2]	30,000	30,179
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[3]	29,550	29,381
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	12,583	12,380
PG&E Energy Recovery Funding LLC, Series 2005-2, Class A-3, 5.12% 2014	16,076	16,111
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	26,540	26,631
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	25,750	25,726
Capital Auto Receivables Asset Trust, Series 2004-2, Class A-4, 3.75% 2009	25,500	25,010
Bear Stearns Asset-backed Securities I Trust, Series 2004-HE11, Class I-A-2, 5.65% 2033[2]	396	397
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 5.85% 2034[2]	20,534	20,614
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[3]	20,928	20,698
Drivetime Auto Owner Trust, Series 2005-C, Class A-3, MBIA insured, 5.006% 2011[3]	20,000	19,928
Chase Issuance Trust, Series 2005-7, Class A, 4.55% 2013	20,250	19,889
Honda Auto Receivables Owner Trust, Series 2005-4, Class A-4, 4.60% 2010	20,000	19,746
American Express Credit Account Master Trust, Series 2005-5, Class A, 5.39% 2013[2]	19,500	19,521
First Investors Auto Owner Trust, Series 2003-A, Class A, MBIA insured, 2.58% 2011[3]	3,535	3,472
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[3]	13,582	13,432
GE SeaCo Finance SRL, Series 2004-1, Class A, AMBAC insured, 5.65% 2019[2,3]	15,877	15,882
West Penn Funding LLC, Transition Bonds, Series 2005-A, Class A-1, 4.46% 2010[3]	15,851	15,584
Chase Credit Card Owner Trust, Series 2003-4, Class B, 6.00% 2016[2]	14,000	14,380
CWABS, Inc., Series 2004-12, Class 2-AV-2, 5.63% 2033[2]	742	743
CWABS, Inc., Series 2004-15, Class 2-AV-2, 5.62% 2034[2]	7,264	7,274
CWABS, Inc., Series 2004-BC1, Class M-1, 5.85% 2034[2]	6,150	6,169
Morgan Stanley ABS Capital I, Inc., Series 2004-NC3, Class M-1, 5.88% 2034[2]	14,117	14,159
Advanta Business Card Master Trust, Series 2005-A3, Class A, 4.70% 2011	14,250	14,114
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 2036[2]	13,000	13,095
Home Equity Asset Trust, Series 2004-2, Class M-1, 5.88% 2034[2]	11,000	11,046
WFS Financial Owner Trust, Series 2004-1, Class C, 2.49% 2011	1,426	1,398
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011	9,335	9,127
CWHEQ Home Equity Loan Trust, Series 2006-S4, Class A-6, AMBAC insured, 5.834% 2034	10,000	10,052
Net Lease Funding LP, Series 2005-1, Class A-A1, MBIA insured, 4.258% 2014[3]	8,276	8,156
World Financial Network Credit Card Master Note Trust, Series 2004-A, Class B, 5.85% 2013[2]	7,000	7,030
Impac CMB Grantor Trust, Series 2004-6, Class 1-A-1, 5.75% 2034[2]	3,414	3,430
Impac CMB Grantor Trust, Series 2004-6, Class M-2, 5.95% 2034[2]	2,953	2,960
Prestige Auto Receivables Trust, Series 2004-1, Class A-2, FSA insured, 3.69% 2011[3]	5,670	5,612
Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M-1, 6.05% 2033[2]	4,742	4,748
Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M-2, 6.55% 2033[2]	780	782
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 6.05% 2010[2,3]	5,000	5,009
Household Private Label Credit Card Master Note Trust I, Series 2002-1, Class B, 5.90% 2011[2]	4,000	4,004
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-3, 5.70% 2023	3,412	3,420
UPFC Auto Receivables Trust, Series 2004-A, Class A-3, AMBAC insured, 3.27% 2010	3,327	3,284
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036	3,000	2,967
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009	2,318	2,333
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 5.66% 2035[2]	1,153	1,153
Capital One Auto Finance Trust, Series 2004-B, Class A-3, MBIA insured, 2.96% 2009	889	888
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured, 3.03% 2010	316	313
		1,021,061

CONSUMER DISCRETIONARY — 1.40%
Comcast Cable Communications, Inc. 8.375% 2007	14,000	14,131
Comcast Corp. 5.674% 2009[2]	20,000	20,059
Comcast Cable Communications, Inc. 6.875% 2009	13,000	13,455
Comcast Corp. 5.45% 2010	25,000	25,111
Comcast Cable Communications, Inc. 6.75% 2011	10,000	10,487
Comcast Corp. 5.85% 2015	13,000	13,041
Comcast Corp. 6.50% 2015	20,750	21,654
TCI Communications, Inc. 8.75% 2015	2,670	3,163
Comcast Corp. 6.50% 2017	24,950	26,084
Time Warner Inc. 5.606% 2009[2]	10,000	10,014
AOL Time Warner Inc. 6.875% 2012	54,750	57,921
AOL Time Warner Inc. 7.625% 2031	39,375	44,117
Viacom Inc. 5.75% 2011	47,000	47,068
Viacom Inc. 6.875% 2036	14,500	14,381
News America Holdings Inc. 9.25% 2013	17,500	20,558
News America Inc. 5.30% 2014	8,750	8,615
News America Inc. 6.40% 2035	29,000	28,904
Cox Communications, Inc. 4.625% 2010	25,000	24,488
Cox Communications, Inc. 7.75% 2010	15,000	16,146
Cox Communications, Inc. 5.45% 2014	15,500	15,125
Toll Brothers, Inc. 4.95% 2014	35,000	32,074
Toll Brothers, Inc. 5.15% 2015	12,000	11,014
May Department Stores Co. 5.75% 2014	32,000	31,349
Federated Retail Holdings, Inc. 5.90% 2016	8,500	8,502
Johnson Controls, Inc. 5.50% 2016	36,000	35,360
DaimlerChrysler North America Holding Corp. 4.75% 2008	10,000	9,911
DaimlerChrysler North America Holding Corp. 7.75% 2011	13,160	14,099
DaimlerChrysler North America Holding Corp. 6.50% 2013	9,155	9,412
Pulte Homes, Inc. 7.875% 2011	10,000	10,835
Pulte Homes, Inc. 6.25% 2013	5,000	5,082
Pulte Homes, Inc. 5.20% 2015	10,000	9,543
Pulte Homes, Inc. 7.875% 2032	5,000	5,514
Clear Channel Communications, Inc. 4.625% 2008	15,000	14,860
Chancellor Media Corp. of Los Angeles 8.00% 2008	9,500	9,881
Harrah’s Operating Co., Inc. 5.50% 2010	14,375	14,101
Harrah’s Operating Co., Inc. 6.50% 2016	7,000	6,278
Omnicom Group Inc. 5.90% 2016	20,000	20,247
D.R. Horton, Inc. 6.50% 2016	16,094	16,220
Thomson Corp. 5.50% 2035	17,300	15,793
Seminole Tribe of Florida 5.798% 2013[3,4]	15,000	14,791
Hyatt Equities, LLC 6.875% 2007[3]	12,760	12,814
Centex Corp. 5.25% 2015	13,500	12,772
Royal Caribbean Cruises Ltd. 7.25% 2016	10,000	10,228
MDC Holdings, Inc. 5.50% 2013	5,000	4,787
MDC Holdings, Inc. 5.375% 2014	4,730	4,408
Viacom Inc. 5.625% 2007	5,000	5,003
Carnival Corp. 3.75% 2007	5,000	4,933
Ryland Group, Inc. 5.375% 2012	2,750	2,628
		786,961

TELECOMMUNICATION SERVICES — 1.23%
Sprint Capital Corp. 7.625% 2011	11,000	11,788
Nextel Communications, Inc., Series E, 6.875% 2013	74,923	75,774
Nextel Communications, Inc., Series D, 7.375% 2015	73,577	75,520
Sprint Capital Corp. 6.875% 2028	5,000	5,019
BellSouth Corp. 4.75% 2012	43,750	42,273
BellSouth Capital Funding Corp. 7.875% 2030	62,395	72,661
BellSouth Corp. 6.55% 2034	36,855	37,903
SBC Communications Inc. 4.125% 2009	22,420	21,789
SBC Communications Inc. 6.25% 2011	15,000	15,500
SBC Communications Inc. 5.10% 2014	15,000	14,587
SBC Communications Inc. 5.625% 2016	40,000	39,888
SBC Communications Inc. 6.15% 2034	15,000	14,802
SBC Communications Inc. 6.45% 2034	40,000	40,724
AT&T Wireless Services, Inc. 7.875% 2011	12,170	13,287
AT&T Wireless Services, Inc. 8.125% 2012	45,230	50,952
Verizon Global Funding Corp. 7.25% 2010	30,000	32,006
Verizon Global Funding Corp. 7.75% 2030	11,450	13,470
Telefónica Emisiones, SAU 7.045% 2036	28,000	29,836
Telecom Italia Capital SA 7.20% 2036	17,000	17,816
PCCW-HKT Capital Ltd. 8.00% 2011[2,3]	15,000	16,529
Deutsche Telekom International Finance BV 8.25% 2030[2]	10,000	12,329
France Télécom 7.75% 2011[2]	10,000	10,902
Singapore Telecommunications Ltd. 6.375% 2011[3]	10,000	10,492
Embarq Corp. 6.738% 2013	7,500	7,686
Koninklijke KPN NV 8.00% 2010	5,500	5,939
		689,472

INDUSTRIALS — 0.89%
General Electric Capital Corp., Series A, 5.00% 2007	20,000	19,975
General Electric Capital Corp., Series A, 5.375% 2007	7,000	7,001
General Electric Capital Corp., Series A, 6.00% 2012	8,000	8,291
General Electric Co. 5.00% 2013	23,000	22,774
General Electric Capital Corp., Series A, 5.645% 2018[2]	20,000	20,034
General Electric Capital Corp., Series A, 5.748% 2026[2]	20,000	20,046
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[4]	5,000	5,153
Continental Airlines, Inc., Series 1999-2, Class A-2, 7.056% 2011[4]	3,085	3,172
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[4]	300	317
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[4]	14,697	15,257
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[4]	5,681	5,866
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[4]	13,076	13,543
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[4]	1,848	1,946
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[4]	9,346	9,632
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[4]	25,241	27,402
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[4]	12,373	13,772
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[4]	29,550	29,938
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[4]	22,445	22,796
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[3,4]	27,179	28,113
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[3,4]	20,168	21,129
John Deere Capital Corp., Series D, 4.375% 2008	7,500	7,415
John Deere Capital Corp., Series D, 3.75% 2009	12,000	11,651
John Deere Capital Corp., Series D, 4.125% 2010	10,000	9,692
John Deere Capital Corp. 5.40% 2011	14,000	14,044
Union Pacific Railroad Co. Pass Through Trust, Series 2004-2, 5.214% 2014[3]	10,000	9,818
Union Pacific Railroad Co. Pass Through Trust, Series 2002-1, 6.061% 2023[4]	6,498	6,768
Union Pacific Railroad Co. Pass Through Trust, Series 2004-1, 5.404% 2025[4]	19,211	19,158
American Airlines, Inc., Series 2003-1, Class G, AMBAC insured, 3.857% 2012[4]	6,716	6,522
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[4]	6,560	6,711
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012	3,000	3,189
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[4]	15,650	17,107
Hutchison Whampoa International Ltd. 6.50% 2013[3]	31,500	33,016
Raytheon Co. 4.85% 2011	20,000	19,693
BNSF Funding Trust I 6.613% 2055[2]	15,000	14,955
USG Corp. 6.30% 2016[3]	10,000	9,930
Canadian National Railway Co. 4.25% 2009	9,550	9,339
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[4]	999	1,006
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[4]	2,929	2,971
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[3,4]	1,759	1,745
		500,887

UTILITIES — 0.68%
MidAmerican Energy Holdings Co., Series D, 5.00% 2014	18,000	17,359
MidAmerican Energy Holdings Co. 6.125% 2036	34,875	35,276
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[3]	15,350	15,487
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[3]	28,000	28,977
Exelon Corp. 4.45% 2010	20,000	19,361
Exelon Generation Co., LLC 6.95% 2011	15,270	16,102
Commonwealth Edison Co., First Mortgage Bonds, Series 103, 5.90% 2036	3,775	3,687
Alabama Power Co., Series FF, 5.20% 2016	32,000	31,585
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2006-B, 5.471% 2009[2]	15,000	15,029
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2005-A, 5.00% 2016	16,000	15,466
Pacific Gas and Electric Co., First Mortgage Bonds, 3.60% 2009	9,500	9,181
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	20,000	20,239
Ameren Corp. 4.263% 2007	12,150	12,088
Cilcorp Inc. 8.70% 2009	13,000	13,990
American Electric Power Co., Inc. 4.709% 2007[2]	7,500	7,464
Appalachian Power Co., Series G, 3.60% 2008	9,000	8,790
Appalachian Power Co., Series M, 5.55% 2011	7,800	7,817
San Diego Gas & Electric Co., Series CCC, 5.30% 2015	15,000	14,923
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007	6,250	6,249
Dominion Resources, Inc., Series 2002-D, 5.125% 2009	5,250	5,220
Virginia Electric and Power Co., Series 2003-B, 4.50% 2010	3,500	3,394
Consolidated Edison Co. of New York, Inc., Series 2004-C, 4.70% 2009	15,000	14,834
Scottish Power PLC 5.375% 2015	15,000	14,825
PSEG Power LLC 3.75% 2009	14,700	14,204
SP PowerAssets Ltd. 3.80% 2008[3]	11,500	11,218
Kern River Funding Corp. 4.893% 2018[3,4]	5,880	5,721
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[3,4]	5,365	5,423
Constellation Energy Group, Inc. 6.125% 2009	5,000	5,092
Oncor Electric Delivery Co. 6.375% 2012	4,920	5,070
		384,071

INFORMATION TECHNOLOGY — 0.34%
Electronic Data Systems Corp., Series B, 6.50% 2013[2]	63,250	63,760
Electronic Data Systems Corp. 7.45% 2029	26,594	29,185
Cisco Systems, Inc. 5.25% 2011	59,500	59,704
Oracle Corp. 5.00% 2011	30,000	29,725
Western Union Co. 5.93% 2016[3]	10,000	9,922
		192,296

HEALTH CARE — 0.33%
Cardinal Health, Inc. 5.64% 2009[2,3]	23,000	23,028
Cardinal Health, Inc. 6.75% 2011	7,750	8,126
Cardinal Health, Inc. 4.00% 2015	50,000	44,409
Cardinal Health, Inc. 5.80% 2016[3]	14,700	14,693
Cardinal Health, Inc. 5.85% 2017	15,000	14,946
Amgen Inc. 4.00% 2009	21,000	20,388
Wyeth 5.50% 2016	17,000	17,053
Aetna Inc. 5.75% 2011	5,500	5,589
Aetna Inc. 7.875% 2011	10,000	10,911
Humana Inc. 6.45% 2016	14,200	14,617
UnitedHealth Group Inc. 3.75% 2009	15,000	14,539
		188,299

ENERGY — 0.29%
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[3,4]	9,559	9,319
Ras Laffan Liquefied Natural Gas II 5.298% 2020[3,4]	22,000	21,128
Ras Laffan Liquefied Natural Gas III 5.838% 2027[3,4]	20,000	19,269
Energy Transfer Partners, LP 5.65% 2012	11,000	10,967
Energy Transfer Partners, LP 5.95% 2015	23,385	23,555
Energy Transfer Partners, LP 6.125% 2017	14,250	14,475
Enterprise Products Operating LP 6.875% 2033	25,000	26,185
Sunoco, Inc. 4.875% 2014	15,000	14,066
Devon Financing Corp., ULC 6.875% 2011	10,000	10,585
Petroleum Export Ltd., Class A-2, XLCA insured, 4.633% 2010[3,4]	8,944	8,808
OXYMAR 7.50% 2016[3,4]	2,238	2,370
		160,727

MUNICIPALS — 0.18%
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2003-A-1, 6.25% 2033	43,070	48,150
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025	19,257	19,211
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	13,055	14,104
State of Washington, Tobacco Settlement Authority, Asset-backed Bonds, Series 2002, 6.50% 2026	9,825	10,830
State of New York, Sales Tax Asset Receivable Corp., Taxable Revenue Bonds, Series 2005-B, FGIC insured, 4.06% 2010	5,000	4,822
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds, Series 2001-A, Class A, 6.36% 2025	4,316	4,312
		101,429

MATERIALS — 0.17%
Stora Enso Oyj 7.25% 2036[3]	24,000	25,234
C10 Capital (SPV) Ltd. 6.722% (undated)[2,3]	22,630	22,673
International Paper Co. 5.85% 2012	16,394	16,750
Weyerhaeuser Co. 7.375% 2032	13,000	13,609
Norske Skogindustrier ASA 6.125% 2015[3]	10,950	10,306
SCA Coordination Center NV 4.50% 2015[3]	6,750	6,195
		94,767

CONSUMER STAPLES — 0.07%
Tyson Foods, Inc. 6.85% 2016[2]	24,000	24,764
CVS Corp. 6.036% 2028[3,4]	10,000	9,989
Costco Wholesale Corp. 5.50% 2007	4,750	4,748
		39,501

NON-U.S. GOVERNMENT BONDS & NOTES — 0.01%
State of Qatar 9.75% 2030	5,000	7,475

Total bonds & notes (cost: $16,034,831,000)		16,059,556

	Principal amount	Market value
Short-term securities — 5.57%	(000)	(000)

Federal Home Loan Bank 5.10%-5.17% due 1/3-3/28/2007	$583,501	$580,166
Bank of America Corp. 5.235%-5.25% due 1/11-3/22/2007	225,000	223,556
Ranger Funding Co. LLC 5.26%-5.30% due 1/31-3/2/2007[3]	139,500	138,469
Variable Funding Capital Corp. 5.23%-5.25% due 1/5-2/2/2007[3]	314,300	313,441
Jupiter Securitization Co., LLC 5.21%-5.26% due 1/18-3/1/2007[3]	243,788	242,705
Park Avenue Receivables Co., LLC 5.25%-5.26% due 1/8-1/10/2007[3]	52,851	52,781
Citigroup Funding Inc. 5.26% due 2/15/2007	75,000	74,496
CAFCO, LLC 5.23%-5.28% due 2/12-2/26/2007[3]	179,800	178,611
Procter & Gamble Co. 5.22%-5.23% due 1/2-1/10/2007[3]	165,600	165,424
Clipper Receivables Co., LLC 5.25%-5.265% due 1/25-2/15/2007[3]	135,900	135,178
Hewlett-Packard Co. 5.23%-5.31% due 1/19-2/1/2007[3]	120,800	120,335
CIT Group, Inc. 5.23%-5.26% due 1/16-4/11/2007[3]	110,000	109,068
Freddie Mac 5.10%-5.144% due 1/16-1/23/2007	99,170	98,883
Abbott Laboratories 5.20%-5.22% due 1/16-3/6/2007[3]	94,600	94,072
Pfizer Investment Capital PLC 5.20% due 2/9/2007[3]	75,000	74,566
NetJets Inc. 5.18%-5.20% due 1/22-2/8/2007[3]	66,500	66,178
Tennessee Valley Authority 5.11% due 1/11/2007	51,600	51,519
Union Bank of California, N.A. 5.28% due 1/25/2007	50,000	49,999
3M Co. 5.19% due 1/30/2007	46,994	46,791
IBM Corp. 5.23% due 2/7/2007[3]	45,000	44,751
Caterpillar Financial Services Corp. 5.19% due 1/8/2007	41,000	40,953
Concentrate Manufacturing Co. of Ireland 5.23% due 1/19/2007[3]	40,400	40,288
Three Pillars Funding, LLC 5.29% due 1/18/2007[3]	35,500	35,406
Federal Farm Credit Banks 5.13% due 1/12/2007	32,000	31,945
Triple-A One Funding Corp. 5.25% due 1/29/2007[3]	27,822	27,705
Scripps (E.W.) Co. 5.22% due 1/4/2007[3]	25,000	24,985
Private Export Funding Corp. 5.23% due 2/13/2007[3]	25,000	24,841
Harley-Davidson Funding Corp. 5.20% due 1/29/2007[3]	15,000	14,937
Johnson & Johnson 5.20% due 1/16/2007[3]	11,500	11,473
Bank of New York Co., Inc. 5.20% due 1/2/2007	10,000	9,997
HSBC Finance Corp. 5.23% due 1/9/2007	4,500	4,494

Total short-term securities (cost: $3,127,980,000)		3,128,013

Total investment securities (cost: $48,521,336,000)		56,107,986
Other assets less liabilities		91,550

Net assets		$56,199,536

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Security did not produce income during the last 12 months.
2 Coupon rate may change periodically.
3 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $3,993,937,000, which represented 7.11% of the net assets of the fund.
4 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
5 Index-linked bond whose principal amount moves with a government retail price index.

The industry classifications shown in the investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

ADR = American Depositary Receipts

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-911-0207-S6864

Financial statements

Statement of assets and liabilities
at December 31, 2006	(dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $48,521,336)		$56,107,986
Cash		2,859
Receivables for:
Sales of investments	$260
Sales of fund's shares	104,100
Dividends and interest	221,955	326,315
		56,437,160
Liabilities:
Payables for:
Purchases of investments	26,151
Repurchases of fund's shares	172,562
Investment advisory services	10,243
Services provided by affiliates	26,527
Deferred directors' compensation	1,591
Other	550	237,624
Net assets at December 31, 2006		$56,199,536

Net assets consist of:
Capital paid in on shares of capital stock		$48,480,848
Undistributed net investment income		135,629
Distributions in excess of net realized gain		(3,812)
Net unrealized appreciation		7,586,871
Net assets at December 31, 2006		$56,199,536

Total authorized capital stock - 5,500,000 shares, $.001 par value (2,957,401 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$35,431,451	1,862,631	$19.02
Class B	5,385,610	283,992	18.96
Class C	5,742,991	303,051	18.95
Class F	1,247,224	65,578	19.02
Class 529-A	1,124,861	59,181	19.01
Class 529-B	310,965	16,367	19.00
Class 529-C	500,560	26,343	19.00
Class 529-E	72,708	3,827	19.00
Class 529-F	27,937	1,470	19.00
Class R-1	82,269	4,343	18.94
Class R-2	1,078,927	56,942	18.95
Class R-3	3,059,138	161,350	18.96
Class R-4	1,723,702	90,722	19.00
Class R-5	411,193	21,604	19.03
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $20.18 and $20.17, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2006	(dollars in thousands)
Investment income:
Income:
Dividends (net of non-U.S. taxes of $11,349)	$762,114
Interest	920,322	$1,682,436

Fees and expenses(*):
Investment advisory services	127,668
Distribution services	230,740
Transfer agent services	39,367
Administrative services	25,242
Reports to shareholders	1,824
Registration statement and prospectus	1,579
Postage, stationery and supplies	4,310
Directors' compensation	458
Auditing and legal	123
Custodian	535
State and local taxes	1
Other	135
Total fees and expenses before reimbursements/waivers	431,982
Less reimbursements/waivers of fees and expenses:
Investment advisory services	12,767
Administrative services	330
Total fees and expenses after reimbursements/waivers		418,885
Net investment income		1,263,551

Net realized gain and unrealized appreciation on investments and non-U.S. currency:
Net realized gain (loss) on:
Investments	1,307,074
Non-U.S. currency transactions	(2,640)	1,304,434
Net unrealized appreciation on:
Investments	3,321,062
Non-U.S. currency translations	252	3,321,314
Net realized gain and unrealized appreciation
on investments and non-U.S. currency		4,625,748
Net increase in net assets resulting from operations		$5,889,299

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended December 31,
	2006	2005
Operations:
Net investment income	$1,263,551	$1,033,502
Net realized gain on investments and non-U.S. currency transactions	1,304,434	1,011,254
Net unrealized appreciation (depreciation) on investments and non-U.S. currency translations	3,321,314	(555,692)
Net increase in net assets resulting from operations	5,889,299	1,489,064

Dividends and distributions paid to shareholders:
Dividends from net investment income	(1,251,580)	(998,559)
Distributions from net realized gain on investments	(1,174,211)	(957,744)
Total dividends and distributions paid to shareholders	(2,425,791)	(1,956,303)

Capital share transactions	789,477	7,439,777

Total increase in net assets	4,252,985	6,972,538

Net assets:
Beginning of year	51,946,551	44,974,013

End of year (including undistributed net investment income: $135,629 and $121,590, respectively)	$56,199,536	$51,946,551

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income and long-term growth of both capital and income by investing in common stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Mortgage dollar rolls - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; paydowns on fixed-income securities; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2006, the fund reclassified $79,000 from undistributed net investment income and $129,272,000 from distributions in excess of net realized gain to capital paid in on shares of capital stock. In addition, the fund reclassified $2,147,000 from distributions in excess of net realized gain to undistributed net investment income to align financial reporting with tax reporting.

As of December 31, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

(dollars in thousands)
Undistributed ordinary income	$137,613
Post-October non-U.S. currency loss deferrals (realized during the period November 1, 2006, through December 31, 2006)*	(143)
Gross unrealized appreciation on investment securities	8,066,478
Gross unrealized depreciation on investment securities	(483,889)
Net unrealized appreciation on investment securities	7,582,589
Cost of investment securities	48,525,397
*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended December 31, 2006			Year ended December 31, 2005
	Ordinary income	Long-term capital gains	Total distributions paid	Ordinary income	Long-term capital gains	Total distributions paid
Share class
Class A	$858,582	$740,326	$1,598,908	$700,690	$607,596	$1,308,286
Class B	94,095	112,812	206,907	75,232	95,859	171,091
Class C	97,563	120,375	217,938	77,277	103,362	180,639
Class F	30,712	25,986	56,698	26,618	22,879	49,497
Class 529-A	25,350	23,369	48,719	17,534	16,639	34,173
Class 529-B	4,814	6,491	11,305	3,267	4,872	8,139
Class 529-C	7,752	10,408	18,160	5,113	7,694	12,807
Class 529-E	1,452	1,511	2,963	977	1,087	2,064
Class 529-F	640	580	1,220	374	348	722
Class R-1	1,254	1,721	2,975	775	1,169	1,944
Class R-2	17,330	22,577	39,907	11,685	16,683	28,368
Class R-3	62,774	63,645	126,419	44,197	46,892	91,089
Class R-4	39,471	35,866	75,337	27,675	26,669	54,344
Class R-5	9,791	8,544	18,335	7,145	5,995	13,140
Total	$1,251,580	$1,174,211	$2,425,791	$998,559	$957,744	$1,956,303

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services -The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.420% on the first $500 million of daily net assets and decreasing to 0.210% on such assets in excess of $71 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended December 31, 2006, total investment advisory services fees waived by CRMC were $12,767,000. As a result, the fee shown on the accompanying financial statements of $127,668,000, which was equivalent to an annualized rate of 0.239%, was reduced to $114,901,000, or 0.215% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2006, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended December 31, 2006, the total administrative services fees paid by CRMC were $313 and $330,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended December 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$84,333	$34,148	Not applicable	Not applicable	Not applicable
Class B	52,195	5,219	Not applicable	Not applicable	Not applicable
Class C	55,602	Included in administrative services	$7,024	$1,245	Not applicable
Class F	3,000		976	129	Not applicable
Class 529-A	1,992		855	157	$1,006
Class 529-B	2,842		241	100	284
Class 529-C	4,544		387	128	455
Class 529-E	327		56	10	66
Class 529-F	-		20	4	24
Class R-1	703		87	30	Not applicable
Class R-2	7,376		1,443	2,957	Not applicable
Class R-3	13,914		3,897	999	Not applicable
Class R-4	3,912		2,268	43	Not applicable
Class R-5	Not applicable		342	9	Not applicable
Total	$230,740	$39,367	$17,596	$5,811	$1,835

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $458,000, shown on the accompanying financial statements, includes $292,000 in current fees (either paid in cash or deferred) and a net increase of $166,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends and distributions		Repurchases(*)		Net increase (decrease)
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2006
Class A	$5,136,339	279,341	$1,536,857	82,119	$(6,445,634)	(351,004)	$227,562	10,456
Class B	405,315	22,154	197,211	10,532	(735,333)	(40,183)	(132,807)	(7,497)
Class C	805,710	43,982	205,383	10,975	(1,210,047)	(66,245)	(198,954)	(11,288)
Class F	265,909	14,440	49,614	2,652	(384,185)	(20,983)	(68,662)	(3,891)
Class 529-A	212,120	11,530	48,713	2,603	(107,663)	(5,857)	153,170	8,276
Class 529-B	39,884	2,173	11,304	602	(23,188)	(1,265)	28,000	1,510
Class 529-C	100,547	5,470	18,157	966	(65,347)	(3,558)	53,357	2,878
Class 529-E	14,744	802	2,963	158	(8,503)	(462)	9,204	498
Class 529-F	9,066	494	1,220	65	(2,882)	(157)	7,404	402
Class R-1	29,338	1,602	2,941	157	(16,554)	(905)	15,725	854
Class R-2	347,844	19,010	39,876	2,130	(274,833)	(14,992)	112,887	6,148
Class R-3	811,622	44,388	126,394	6,763	(601,436)	(32,810)	336,580	18,341
Class R-4	483,734	26,328	75,327	4,027	(376,900)	(20,596)	182,161	9,759
Class R-5	154,209	8,354	18,207	971	(108,566)	(5,915)	63,850	3,410
Total net increase
(decrease)	$8,816,381	480,068	$2,334,167	124,720	$(10,361,071)	(564,932)	$789,477	39,856

Year ended December 31, 2005
Class A	$7,604,851	425,318	$1,258,878	70,262	$(4,717,042)	(263,357)	$4,146,687	232,223
Class B	745,918	41,889	163,095	9,127	(529,258)	(29,641)	379,755	21,375
Class C	1,375,439	77,246	170,462	9,545	(888,127)	(49,772)	657,774	37,019
Class F	398,797	22,309	43,848	2,448	(303,608)	(16,955)	139,037	7,802
Class 529-A	258,297	14,439	34,170	1,908	(57,668)	(3,213)	234,799	13,134
Class 529-B	51,768	2,897	8,138	454	(12,100)	(674)	47,806	2,677
Class 529-C	118,856	6,649	12,805	715	(37,453)	(2,085)	94,208	5,279
Class 529-E	17,241	964	2,064	115	(4,247)	(236)	15,058	843
Class 529-F	6,078	340	722	40	(1,197)	(67)	5,603	313
Class R-1	33,760	1,894	1,935	108	(14,466)	(811)	21,229	1,191
Class R-2	426,971	23,963	28,349	1,587	(193,753)	(10,853)	261,567	14,697
Class R-3	1,038,261	58,203	91,063	5,097	(395,872)	(22,141)	733,452	41,159
Class R-4	833,009	46,696	54,339	3,036	(265,996)	(14,886)	621,352	34,846
Class R-5	133,802	7,471	13,028	727	(65,380)	(3,647)	81,450	4,551
Total net increase
(decrease)	$13,043,048	730,278	$1,882,896	105,169	$(7,486,167)	(418,338)	$7,439,777	417,109

(*) Includes exchanges between share classes of the fund.

6. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $17,327,983,000 and $18,870,641,000, respectively, during the year ended December 31, 2006.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Distributions (from capital gains )	Total dividends and distributions	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 12/31/2006	$17.82	$.47	$1.61	$2.08	$(.47)	$(.41)	$(.88)	$19.02	11.80%	$35,431			.61%		.58%		2.57%
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.12	33,009			.61		.59		2.31
Year ended 12/31/2004	17.29	.39	1.12	1.51	(.36)	(.44)	(.80)	18.00	8.92	29,162			.63		.62		2.23
Year ended 12/31/2003	14.42	.37	2.87	3.24	(.37)	-	(.37)	17.29	22.82	19,951			.67		.67		2.38
Year ended 12/31/2002	15.85	.42	(1.40)	(.98)	(.43)	(.02)	(.45)	14.42	(6.27)	12,405			.70		.70		2.79
Class B:
Year ended 12/31/2006	17.77	.33	1.60	1.93	(.33)	(.41)	(.74)	18.96	10.95	5,386			1.36		1.33		1.82
Year ended 12/31/2005	17.95	.28	.15	.43	(.27)	(.34)	(.61)	17.77	2.37	5,180			1.36		1.34		1.56
Year ended 12/31/2004	17.24	.26	1.12	1.38	(.23)	(.44)	(.67)	17.95	8.15	4,849			1.37		1.37		1.48
Year ended 12/31/2003	14.38	.25	2.86	3.11	(.25)	-	(.25)	17.24	21.90	3,344			1.42		1.42		1.62
Year ended 12/31/2002	15.82	.31	(1.41)	(1.10)	(.32)	(.02)	(.34)	14.38	(7.04)	1,784			1.46		1.46		2.07
Class C:
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	5,743			1.41		1.38		1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.30	5,582			1.42		1.40		1.51
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.02	4,976			1.44		1.44		1.42
Year ended 12/31/2003	14.38	.24	2.87	3.11	(.25)	-	(.25)	17.24	21.84	2,968			1.48		1.48		1.55
Year ended 12/31/2002	15.82	.30	(1.41)	(1.11)	(.31)	(.02)	(.33)	14.38	(7.08)	1,440			1.51		1.51		2.03
Class F:
Year ended 12/31/2006	17.82	.48	1.60	2.08	(.47)	(.41)	(.88)	19.02	11.83	1,247			.59		.57		2.59
Year ended 12/31/2005	18.00	.41	.15	.56	(.40)	(.34)	(.74)	17.82	3.10	1,238			.63		.61		2.30
Year ended 12/31/2004	17.29	.39	1.11	1.50	(.35)	(.44)	(.79)	18.00	8.88	1,110			.67		.67		2.19
Year ended 12/31/2003	14.42	.36	2.88	3.24	(.37)	-	(.37)	17.29	22.79	659			.69		.69		2.34
Year ended 12/31/2002	15.85	.42	(1.40)	(.98)	(.43)	(.02)	(.45)	14.42	(6.29)	320			.72		.72		2.81
Class 529-A:
Year ended 12/31/2006	17.81	.47	1.60	2.07	(.46)	(.41)	(.87)	19.01	11.76	1,125			.66		.63		2.53
Year ended 12/31/2005	17.99	.40	.15	.55	(.39)	(.34)	(.73)	17.81	3.06	907			.67		.65		2.26
Year ended 12/31/2004	17.28	.38	1.12	1.50	(.35)	(.44)	(.79)	17.99	8.88	679			.69		.68		2.18
Year ended 12/31/2003	14.41	.37	2.87	3.24	(.37)	-	(.37)	17.28	22.87	389			.67		.67		2.36
Period from 2/15/2002 to 12/31/2002	15.82	.37	(1.33)	(.96)	(.43)	(.02)	(.45)	14.41	(6.19)	160			.72	(5)	.72	(5)	2.91	(5)
Class 529-B:
Year ended 12/31/2006	17.80	.31	1.61	1.92	(.31)	(.41)	(.72)	19.00	10.87	311			1.48		1.45		1.70
Year ended 12/31/2005	17.99	.25	.14	.39	(.24)	(.34)	(.58)	17.80	2.15	265			1.51		1.49		1.41
Year ended 12/31/2004	17.28	.23	1.12	1.35	(.20)	(.44)	(.64)	17.99	7.94	219			1.56		1.56		1.30
Year ended 12/31/2003	14.41	.23	2.87	3.10	(.23)	-	(.23)	17.28	21.74	137			1.58		1.58		1.44
Period from 2/15/2002 to 12/31/2002	15.82	.26	(1.33)	(1.07)	(.32)	(.02)	(.34)	14.41	(6.85)	55			1.60	(5)	1.60	(5)	2.04	(5)
Class 529-C:
Year ended 12/31/2006	17.81	.32	1.59	1.91	(.31)	(.41)	(.72)	19.00	10.81	501			1.47		1.44		1.71
Year ended 12/31/2005	17.99	.26	.14	.40	(.24)	(.34)	(.58)	17.81	2.22	418			1.50		1.48		1.42
Year ended 12/31/2004	17.28	.23	1.12	1.35	(.20)	(.44)	(.64)	17.99	7.94	327			1.55		1.55		1.31
Year ended 12/31/2003	14.41	.23	2.87	3.10	(.23)	-	(.23)	17.28	21.76	193			1.57		1.57		1.46
Period from 2/19/2002 to 12/31/2002	15.62	.26	(1.12)	(.86)	(.33)	(.02)	(.35)	14.41	(5.63)	77			1.59	(5)	1.59	(5)	2.05	(5)
Class 529-E:
Year ended 12/31/2006	17.80	.41	1.61	2.02	(.41)	(.41)	(.82)	19.00	11.44	73			.96		.93		2.23
Year ended 12/31/2005	17.98	.35	.14	.49	(.33)	(.34)	(.67)	17.80	2.73	59			.99		.97		1.93
Year ended 12/31/2004	17.28	.32	1.11	1.43	(.29)	(.44)	(.73)	17.98	8.44	45			1.04		1.03		1.83
Year ended 12/31/2003	14.41	.31	2.87	3.18	(.31)	-	(.31)	17.28	22.37	27			1.05		1.05		1.97
Period from 3/5/2002 to 12/31/2002	16.14	.31	(1.76)	(1.45)	(.28)	-	(.28)	14.41	(9.02)	10			1.06	(5)	1.06	(5)	2.60	(5)
Class 529-F:
Year ended 12/31/2006	17.80	.50	1.61	2.11	(.50)	(.41)	(.91)	19.00	11.99	28			.46		.43		2.73
Year ended 12/31/2005	17.98	.42	.15	.57	(.41)	(.34)	(.75)	17.80	3.15	19			.57		.55		2.35
Year ended 12/31/2004	17.27	.37	1.12	1.49	(.34)	(.44)	(.78)	17.98	8.78	14			.79		.78		2.09
Year ended 12/31/2003	14.41	.35	2.86	3.21	(.35)	-	(.35)	17.27	22.63	7			.80		.80		2.16
Period from 9/17/2002 to 12/31/2002	14.18	.13	.21	.34	(.11)	-	(.11)	14.41	2.36	-		(6)	.23		.23		.87

Class R-1:
Year ended 12/31/2006	$17.75	$.32	$1.60	$1.92	$(.32)	$(.41)	$(.73)	$18.94	10.91%	$82			1.41%		1.39%		1.77%
Year ended 12/31/2005	17.94	.27	.13	.40	(.25)	(.34)	(.59)	17.75	2.24	62			1.45		1.42		1.49
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.01	41			1.48		1.46		1.43
Year ended 12/31/2003	14.39	.24	2.86	3.10	(.25)	-	(.25)	17.24	21.77	16			1.52		1.48		1.50
Period from 5/29/2002 to 12/31/2002	15.93	.19	(1.56)	(1.37)	(.17)	-	(.17)	14.39	(8.61)	2			1.83	(5)	1.48	(5)	2.23	(5)
Class R-2:
Year ended 12/31/2006	17.76	.32	1.60	1.92	(.32)	(.41)	(.73)	18.95	10.90	1,079			1.45		1.39		1.77
Year ended 12/31/2005	17.94	.27	.15	.42	(.26)	(.34)	(.60)	17.76	2.31	902			1.48		1.40		1.51
Year ended 12/31/2004	17.24	.25	1.11	1.36	(.22)	(.44)	(.66)	17.94	8.05	648			1.55		1.42		1.45
Year ended 12/31/2003	14.39	.24	2.87	3.11	(.26)	-	(.26)	17.24	21.83	293			1.70		1.44		1.54
Period from 5/21/2002 to 12/31/2002	15.97	.20	(1.60)	(1.40)	(.18)	-	(.18)	14.39	(8.79)	42			1.54	(5)	1.45	(5)	2.30	(5)
Class R-3:
Year ended 12/31/2006	17.77	.41	1.60	2.01	(.41)	(.41)	(.82)	18.96	11.44	3,059			.92		.90		2.26
Year ended 12/31/2005	17.95	.36	.15	.51	(.35)	(.34)	(.69)	17.77	2.83	2,541			.91		.89		2.02
Year ended 12/31/2004	17.25	.34	1.10	1.44	(.30)	(.44)	(.74)	17.95	8.52	1,828			.97		.97		1.94
Year ended 12/31/2003	14.40	.31	2.85	3.16	(.31)	-	(.31)	17.25	22.27	563			1.05		1.05		1.94
Period from 6/4/2002 to 12/31/2002	15.70	.22	(1.32)	(1.10)	(.20)	-	(.20)	14.40	(7.04)	79			1.08	(5)	1.06	(5)	2.67	(5)
Class R-4:
Year ended 12/31/2006	17.80	.47	1.60	2.07	(.46)	(.41)	(.87)	19.00	11.78	1,724			.65		.62		2.53
Year ended 12/31/2005	17.99	.41	.13	.54	(.39)	(.34)	(.73)	17.80	3.03	1,441			.65		.63		2.28
Year ended 12/31/2004	17.28	.39	1.11	1.50	(.35)	(.44)	(.79)	17.99	8.89	830			.67		.66		2.23
Year ended 12/31/2003	14.41	.36	2.88	3.24	(.37)	-	(.37)	17.28	22.81	258			.68		.68		2.28
Period from 6/21/2002 to 12/31/2002	15.32	.24	(.93)	(.69)	(.22)	-	(.22)	14.41	(4.52)	25			.75	(5)	.71	(5)	3.13	(5)
Class R-5:
Year ended 12/31/2006	17.83	.52	1.61	2.13	(.52)	(.41)	(.93)	19.03	12.08	411			.35		.33		2.82
Year ended 12/31/2005	18.01	.46	.15	.61	(.45)	(.34)	(.79)	17.83	3.38	324			.36		.34		2.57
Year ended 12/31/2004	17.30	.44	1.12	1.56	(.41)	(.44)	(.85)	18.01	9.21	246			.37		.36		2.51
Year ended 12/31/2003	14.43	.41	2.87	3.28	(.41)	-	(.41)	17.30	23.16	127			.38		.38		2.62
Period from 5/15/2002 to 12/31/2002	16.07	.30	(1.71)	(1.41)	(.23)	-	(.23)	14.43	(8.77)	26			.39	(5)	.39	(5)	3.27	(5)

	Year ended December 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	34%	35%	25%	32%	41%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.
During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of
American Balanced Fund, Inc:

We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc. (the “Fund”), including the investment portfolio, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 12, 2007

Tax information           unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2006:

Long-term capital gains	$1,213,443,000
Qualified dividend income	771,983,000
Corporate dividends received deduction	624,575,000
U.S. government income that may be exempt from state taxation	117,388,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.